UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6693

Nuveen Select Tax-Free Income Portfolio 3
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
March 31, 2013

Nuveen Select Tax-Free Income Portfolio
NXP

Nuveen Select Tax-Free Income Portfolio 2
NXQ

Nuveen Select Tax-Free Income Portfolio 3
NXR

Nuveen California Select Tax-Free Income Portfolio
NXC

Nuveen New York Select Tax-Free Income Portfolio
NXN

March

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	14

Share Information	15

Risk Considerations	17

Performance Overview and Holding Summaries	18

Report of Independent Registered Public Accounting Firm	23

Portfolios of Investments	24

Statement of Assets and Liabilities	55

Statement of Operations	56

Statement of Changes in Net Assets	57

Financial Highlights	60

Notes to Financial Statements	66

Board Member & Officers	74

Reinvest Automatically, Easily and Conveniently	79

Glossary of Terms Used in this Report	81

Additional Fund Information	87

Chairman’s
Letter to Shareholders

Dear Shareholders,

The global economy continues to struggle with low growth rates. The European Central Bank’s commitment to “do what it takes” to support sovereign debt markets has stabilized the broader euro area financial markets. The larger member states of the European Union (EU) are working diligently on a tighter financial and banking union and meaningful progress is being made. However, economic conditions in the southern tier members are not improving and their political leaders are becoming more forceful in their demands for loosening the current EU fiscal targets and timetables. Economic growth in emerging market countries continues to be buffeted by lower overseas demand for their manufactured products and raw materials.

In the U.S., the Fed’s commitment to low interest rates through Quantitative Easing is the subject of increasing debate in its policy making deliberations and many independent economists are expressing concern about the economic distortions resulting from negative real interest rates. There are encouraging signs in Congress that both political parties are working toward compromises on previously irreconcilable issues such as reforming immigration laws and the tax code. It is too early to tell whether those efforts will produce meaningful results or pave the way for cooperation on the major fiscal issues that loom ahead. Over the longer term, there are some positive trends for the U.S. economy: house prices are clearly recovering, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During the last eighteen months, U.S. investors have benefited from strong returns in the domestic equity markets and steady total returns in many fixed income markets. However, many macroeconomic risks remain unresolved, including negotiating through the many U.S. fiscal issues, achieving a better balance between fiscal discipline and encouraging economic growth in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East and East Asia. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive and sustainable returns. At the same time they are always on the alert for risks in markets that are subject to the excessive optimism that can accompany an extended period of abnormally low interest rates. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
May 24, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

Portfolio managers Tom Spalding and Scott Romans examine U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen Select Portfolios. Tom has managed the three national Portfolios since 1999 and Scott has managed NXC since 2003 and NXN since 2011.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended March 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its May 2013 meeting (following the end of this reporting period), the central bank stated that it expected its “highly accommodative stance of monetary policy” would keep the fed funds rate in “this exceptionally low range” at least as long as the unemployment rate remained above 6.5% and the outlook for inflation one to two years ahead was no higher than 2.5%. The Fed also decided to continue its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. Taken together, the goals of these actions are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

In the first quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.5%, compared with 0.4% for the fourth quarter of 2012, continuing the pattern of positive economic growth for the 15th consecutive quarter. The Consumer Price Index (CPI) rose 1.5% year-over-year as of March 2013, the smallest twelve-month increase since July 2012, while the core CPI (which excludes food and energy) increased 1.9% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to slowly show signs of improvement. As of March 2013, the national unemployment rate was 7.6%, the lowest level since December 2008, down from 8.2% in March 2012. The housing market, long a major weak spot in the economic recovery,

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

also delivered some good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 9.3% for the twelve months ended February 2013 (most recent data available at the time this report was prepared). This marked the largest twelve-month percentage gain for the index since May 2006, although housing prices continued to be off approximately 29% from their mid-2006 peak.

During this period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation which had been scheduled to become effective in January 2013 were largely averted through a last-minute deal that raised payroll taxes but left in place a number of tax breaks. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

Municipal bond prices generally rallied nationally during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. However, the market also encountered some additional volatility generated by the political environment, particularly the fiscal cliff at the end of 2012 and the approach of federal tax season. Although the total volume of tax-exempt supply improved over the same period a year earlier, the issuance pattern remained light compared with long-term historical trends and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. At the state level, state governments in aggregate appeared to have made good progress in dealing with budget issues. On the revenue side, state tax collections have grown for eleven straight quarters, exceeding pre-recession levels beginning in September 2011, while on the expense side, the states made headway in cutting and controlling costs. The current low level of municipal issuance reflects the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this period, we continued to see municipal yields remain relatively low. Borrowers seeking to take advantage of the low rate environment sparked an increase in refunding activity, with approximately two-thirds of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended March 31, 2013, municipal bond issuance nationwide totaled $375.8 billion, an increase of 15% over the issuance for the twelve-month period ended March 31, 2012. As previously mentioned, the majority of this supply was attributable to refunding issues, rather than new money issuance. During this period, demand

6	Nuveen Investments

for municipal bonds remained strong, especially from individual investors, but also from mutual funds, banks and insurance companies.

How were the economic and market conditions in California and New York during this reporting period?

California’s economic recovery has broadened, driven by consumer and tourism spending and expanding technology services. This, along with the stabilization of the previously shrinking construction and education sectors, have helped to drive down the state’s jobless numbers. As of March 2013, California’s unemployment rate was 9.4%, its lowest level since December 2008, down from 10.7% in March 2012. Although this number has improved substantially from its all-time high of 12.4% in 2010, California’s jobless rate remains the third highest in the nation (following Nevada and Illinois). In the state’s housing market, the inventory of foreclosed homes continued to dwindle rapidly and recent improvements were expected to transform housing into a positive driver of the California economy. According to the S&P/Case-Shiller Index, home prices in San Francisco, Los Angeles and San Diego rose 18.9%, 14.1% and 10.2%, respectively, over the twelve months ended February 2013 (latest data available at the time this report was prepared). This growth outpaced the average increase of 9.3% nationally for the same period. Recovering housing-related industries, including construction, should also help employment numbers continue to improve. Overall, continued budget problems, including persistent deficits and spending that outpaced revenues, posed the largest threat to the state’s economic recovery over the near and long term. This risk was averted when voters approved temporary sales and personal income tax increases (Proposition 30) in November 2012. Proposition 30 raised the state sales tax rate from 7.25% to 7.50% through 2016 and increased the top marginal income tax rate to 13.3% through 2018. In addition, the new sales tax rate, combined with the new highest federal tax bracket of 39.6%, stimulated demand for municipal California tax-exempt paper. For fiscal 2013-2014, the proposed general fund budget was expected to be structurally balanced, with general fund expenditures estimated at $97.7 billion, a 5% increase over revised fiscal 2013 estimates. Tempering the positive financial news at the state level was the number of local municipalities, including San Bernardino and Stockton, which filed for bankruptcy, as cities were increasingly squeezed by budget problems resulting from declines in property valuations and rising pension costs. In January 2013, S&P upgraded the rating on California general obligation (GO) debt to A from A-, while Moody’s and Fitch maintained their ratings of A1 and A-, respectively, as of March 2013. All three rating agencies listed their outlooks for California as stable. For the twelve months ended March 31, 2013, municipal issuance in California totaled $44.6 billion, an increase of 4% over the previous twelve months. For this period, California was the

Nuveen Investments	7

second largest state issuer in the nation (behind New York), representing approximately 12% of total issuance nationwide for the period.

New York’s economy has made strong progress toward recovery. As of March 2013, unemployment in New York was 8.2%, down from 8.5% in March 2012. The jobless rate was slightly higher in New York City (8.5%) and upstate New York (8.4%), but lower in the downstate area (7.9%) as of March 2013. The strongest employment gains statewide during this period were posted by professional and business services, education and health services and retail and wholesale trade, which represented almost half of the jobs in the state. In the state’s housing market, the inventory of foreclosed homes, mostly in New York City and Long Island, spiked sharply following a legal settlement between the state’s attorneys general and several national mortgage servicers. For the twelve months ended February 2013 (most recent data available at the time this report was prepared), the average home price in New York City rose 1.9%, the smallest gain among the cities in the S&P/Case-Shiller Index. This compared with an increase of 9.3% nationally. The outlook for the New York economy also has been tempered by concerns about the global financial picture and its potential impact on the state’s exports of manufactured goods as well as on the many global financial companies headquartered in New York City. In October 2012, New York was hit by Hurricane Sandy, causing major flooding in New York City and Long Island and an estimated $20 billion to $30 billion in damages statewide as well as $13 billion in lost output during the fourth quarter of 2012. On the fiscal front, New York’s budget picture has improved considerably, with increased revenues through tax hikes and more tightly controlled expenditures. The state’s $132.6 billion budget for fiscal 2013 held total spending to fiscal 2012 levels, closing a $3.5 billion shortfall through $2.0 billion in spending cuts and $1.5 billion in revenues from tax changes enacted in late 2011. As of March 31, 2013, Moody’s and S&P rated New York GO debt at Aa2 and AA, respectively. For the twelve months ended March 31, 2013, municipal issuance in New York totaled $49.5 billion, up 21% from the previous twelve months. This ranked New York first among state issuers, representing approximately 13% of total issuance nationwide for the period.

How did the Portfolios perform during the twelve-month reporting period ended March 31, 2013? What strategies were used to manage the Portfolios during the reporting period and how did these strategies influence performance?

The tables in each Portfolio’s Performance Overview and Holding Summaries section of this report provide total returns for the Portfolios for the one-year, five-year and ten-year periods ended March 31, 2013. Each Portfolios’ total returns are compared with the performance of a corresponding market index and Lipper classification average.

8	Nuveen Investments

For the twelve months ended March 31, 2013, the total returns on net asset value (NAV) for NXP, NXQ and NXR exceeded the return for the S&P Municipal Bond Index and NXC and NXN outperformed the returns for the S&P Municipal Bond California Index and the S&P Municipal Bond New York Index, respectively. For this same period, the three national Portfolios exceeded the average return for the Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average, while NXC and NXN lagged their respective Lipper California and New York Classification average returns.

Key management factors that influenced the Portfolios’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. Keeping the Portfolios fully invested throughout the period also was beneficial for performance.

As interest rates continued to decline during much of this period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. For this period, duration and yield curve positioning was a net positive contributor to NXP, NXQ, NXR and NXC, while the impact of these factors was negligible in NXN, which had the shortest duration among the five Portfolios. The three national Portfolios benefited from having durations that were longer than their target, while NXC was overweight in the longest parts of the yield curve that outperformed, which contributed significantly to its performance. In addition, the Portfolios were generally helped by their allocations of long duration bonds, many of which had zero percent coupons, which outperformed the market as a whole during this period.

Credit exposure was another important factor in the Portfolios’ performance during these twelve months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, these Portfolios generally benefited from their holdings of lower rated credits. NXC had a significant overweight in bonds rated BBB as well as an overweight in sub-investment grade credits and an underweight to bonds rated AAA. In NXN, the contribution from the Portfolio’s overweight in lower rated bonds was offset to some degree by its overweighting in bonds rated AAA, which underperformed.

During this period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to the Portfolios’ returns included industrial development revenue (IDR) credits, health care (together with

Nuveen Investments	9

hospitals), education, transportation and housing bonds. All of these Portfolios were overweight in health care, especially NXP and NXR, which boosted their performance. NXC also benefited from its overweight in redevelopment agency (RDA) bonds, which performed well during this period. This was offset to a small degree by NXC’s underweighting in IDRs. Tobacco credits backed by the 1998 master tobacco settlement agreement also were among the top performing market sectors, helped by their longer effective durations and the increased demand for higher yielding investments by investors who had become less risk-averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement, including California and New York, stand to receive increased payments from the tobacco companies. During this period, as the tobacco sector rallied, all of the Portfolios benefited from their holdings of tobacco credits.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments during this period. The under-performance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of March 31, 2013, all three of the national Portfolios were overweight in pre-refunded bonds, while NXC held the smallest allocation of pre-refunded credits. We continued to hold pre-refunded bonds in our portfolios due to the higher yields they provided. Also lagging the performance of the general municipal market for this period were GO bonds and utilities credits. All of these Portfolios were underweighted to varying degrees in the tax-supported sector, which lessened the negative impact of these holdings. In particular, NXC was underexposed to California state GOs relative to the California market. This underweighting was due to the fact that California state GOs comprise such a large portion of the tax-supported sector in California that it would be very difficult to match the market weighting in our portfolios. NXC also was underweighted in the utilities sector, which was beneficial due to underperformance of this sector.

In light of recent events in the municipal marketplace, shareholders should be aware of two issues involving some of the Fund’s holdings: the appointment of an Emergency Manager in Detroit, Michigan and the downgrades of Puerto Rico bonds. In Detroit, decades of population loss, changes in the auto manufacturing industry, and significant tax base deterioration have resulted in financial challenges that the city, to date, has been unable to adequately address. The state declared the city to be in a state of fiscal emergency last year. During this reporting period, the state appointed an emergency manager to Detroit and an initial financial and operating plan was submitted in mid-May 2013. This restructuring plan provides some guidelines, but specific strategies the emergency manager will pursue to restructure operations are not yet complete. Though a chapter 9 bankruptcy filing is still a possibility, state officials seem to recognize that such an action

10	Nuveen Investments

would negatively impact all local governments and school districts in the state. No local government in the state has ever filed for chapter 9.

In December 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1 based on Puerto Rico’s ongoing economic problems, unfunded pension liabilities, elevated debt levels and structural budget gaps. Earlier in the year (July 2012), bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also were downgraded by Moody’s to Aa3 from Aa2. The downgrade of the COFINA bonds was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues and not to any sector or structural issues. In addition, the COFINA bonds were able to maintain a higher rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support the commonwealth’s GO bonds. Shareholders of the Select Portfolios should note that NXP, NXQ, NXR and NXN have small exposures to Puerto Rico bonds, predominately the dedicated sales tax bonds issued by COFINA. NXQ also has a small position in Puerto Rico FHA housing bonds, which trade separately from the rest of the Puerto Rican market. (NXC does not have any exposure to Puerto Rico.) These holdings were generally purchased as part of our effort to keep the Portfolios fully invested and to provide higher yields, added diversification and triple exemption (i.e., exemption from federal, state and local taxes). For the reporting period ended March 31, 2013, Puerto Rico paper generally underper-formed the market as whole. In general, the bonds’ price performance was offset by the higher yields on this paper, resulting in a neutral impact on the Portfolios. As we continue to emphasize Puerto Rico’s stronger credits, we view the COFINA bonds as potentially long-term holdings and note that the commonwealth recently introduced various sales tax enforcement initiatives aimed at improving future collections.

As previously discussed, municipal bond prices generally rallied nationally during this period, driven by strong demand and tight supply of new issuance. At the same time, yields continued to be relatively low. In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the Portfolios fully invested.

Nuveen Investments	11

During this period, the national Portfolios found value in diversified areas of the market, including gas prepayment bonds, higher education, transportation, schools and other revenue bonds. Among the bonds we purchased in the higher education sector were credits issued for Northwestern University, while our transportation buys focused on throughways. NXQ and NXR also added utilities credits during this period. We continued to find bonds issued in Texas, Florida and California attractive. Overall, our focus was on purchasing lower rated investment grade bonds, that is, those with ratings of AA- to BBB, with intermediate to longer maturities.

NXC also took advantage of increased opportunities to add lower rated bonds, including health care credits and bonds issued for water desalination projects, a new type of credit in the market. We also continued to add exposure to RDA bonds in the secondary market. In 2011, as part of cost-saving measures to close gaps in the California state budget, all 400 RDAs in the state were ordered to dissolve by February 1, 2012, and successor agencies and oversight boards were created to manage obligations that were in place prior to the dissolution and take title to the RDAs’ housing and other assets. The uncertainty surrounding the fate of the state’s RDAs caused spreads on RDA bonds to widen substantially and prompted RDAs to issue their remaining capacity of bonds prior to the 2012 termination date, resulting in heavy issuance of these bonds offering attractive prices, higher coupons and attractive structures, including ten-year call provisions. During this period, as the market in general became more comfortable with these bonds, their spreads began to narrow and we found fewer deals that we regarded as attractive as the period progressed. We continued to be very selective in our purchases in this sector, performing the underlying credit work and evaluating issuers on a case-by-case basis.

In NXN, much of our investment activity during this period was opportunistic, with purchases driven by the timing of cash flows from refunding activity as well as called or maturing bonds. To find attractive opportunities for NXN, we were focused largely on the secondary market, rather than new issuance, which remained below historical levels. In particular, we looked for intermediate and long bonds with call dates between 2019 and 2021, a structure that we believed offered value, specifically, attractive pricing and yields relative to the bonds’ call dates. In addition, if these bonds are not called in 2019 to 2021, we stand to receive a higher yield by holding the bonds until they mature or are called. This type of bond is sometimes referred to as a “kicker bond” because of the additional yield, or “kick” to maturity, once the bond passes its initial call date.

12	Nuveen Investments

Cash for new purchases during this period was generated primarily by the proceeds from the increased number of bond calls resulting from refinancings. The elevated number of bond calls provided a meaningful source of liquidity, which drove much of our activity during this period as we worked to redeploy these proceeds as well as those from maturing bonds to keep the Portfolios fully invested and support their income streams. In addition, NXC and NXN sold some holdings of bonds with short maturities to provide additional cash when we identified attractive purchase opportunities in the market. Overall, selling was minimal during this period, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of March 31, 2013, all five of these Portfolios continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

Nuveen Investments	13

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of NXP, NXQ, NXR, NXC and NXN relative to their benchmarks was the Portfolios’ use of leverage. The Portfolios use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Portfolio decline, the negative impact of these valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by a Portfolio generally are rising. Leverage had a positive impact on the performance of the Portfolios over this reporting period.

As of March 31, 2013, the Portfolios’ percentages of effective leverage are shown in the accompanying table.

Fund	Effective Leverage *
NXP	1.31%
NXQ	2.23%
NXR	0.54%
NXC	1.54%
NXN	8.35%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values.

14	Nuveen Investments

Share Information

DIVIDEND INFORMATION

During the twelve-month reporting period ended March 31, 2013, the Funds’ monthly dividends to shareholders were as shown in the accompanying table.

	Per Share Amounts
	NXP	NXQ	NXR	NXC	NXN
April	$0.0595	$0.0525	$0.0550	$0.0570	$0.0545
May	0.0595	0.0525	0.0550	0.0570	0.0545
June	0.0595	0.0525	0.0550	0.0570	0.0545
July	0.0595	0.0525	0.0550	0.0570	0.0545
August	0.0595	0.0525	0.0550	0.0570	0.0545
September	0.0565	0.0525	0.0550	0.0570	0.0545
October	0.0565	0.0525	0.0550	0.0570	0.0545
November	0.0565	0.0525	0.0550	0.0570	0.0545
December	0.0525	0.0525	0.0550	0.0570	0.0545
January	0.0525	0.0525	0.0550	0.0570	0.0545
February	0.0525	0.0525	0.0550	0.0570	0.0545
March	0.0525	0.0525	0.0525	0.0570	0.0525
Long-Term Capital Gain*	—	—	—	—	$0.0554
Ordinary Income Distribution*	$0.0141	$0.0023	$0.0010	—	—

Market Yield**	4.31%	4.50%	4.35%	4.54%	4.24%
Taxable-Equivalent Yield**	5.99%	6.25%	6.04%	6.95%	6.31%

*	Distribution paid in December 2012.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 28.0%, 34.7%, and 32.8% for National, California and New York Funds, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of these Portfolios seek to pay stable dividends at rates that reflect each Portfolio’s past results and projected future performance. During certain periods, each Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If a Portfolio has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Portfolio’s NAV. Conversely, if a Portfolio has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Portfolio’s NAV. Each Portfolio will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2013, all of the Portfolios in this report had positive UNII balances, for tax and financial reporting purposes.

Nuveen Investments	15

SHELF EQUITY PROGRAMS

The following Portfolios filed a preliminary prospectus with the SEC for an equity shelf offering, which is not yet effective, pursuant to which each Fund may issue additional shares as shown in the accompanying table.

Fund	Additional Shares
NXP	1,600,000
NXQ	1,700,000
NXR	1,300,000

Refer to Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies for further details on the Portfolios’ Shelf Equity Programs.

SHARE REPURCHASES

During November 2012, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

Since the inception of the Portfolios’ repurchase programs, the Portfolios have not repurchased any of their outstanding shares.

OTHER SHARE INFORMATION

As of March 31, 2013, and during the twelve-month reporting period, the share prices of the Portfolios were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
NAV	$15.03	$14.38	$14.94	$15.72	$14.70
Share Price	$14.63	$13.99	$14.48	$15.07	$14.87
Premium/(Discount) to NAV	(2.66)%	(2.71)%	(3.08)%	(4.13)%	1.16%
12-Month Average Premium/(Discount) to NAV	2.43%	0.78%	1.60%	(0.95)%	0.62%

16	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Leverage Risk. Each Fund’s use of effective leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Nuveen Investments	17

Nuveen Select Tax-Free Income Portfolio (NXP)

Performance Overview and Holding Summaries as of March 31, 2013

Average Annual Total Returns as of March 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NXP at NAV	8.16%	6.14%	5.28%
NXP at Share Price	5.14%	5.67%	5.60%
S&P Municipal Bond Index	5.80%	6.11%	5.15%
Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average	7.83%	5.81%	5.04%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1 (as a % of total investments)
Tax Obligation/Limited	23.0%
Health Care	19.5%
U.S. Guaranteed	15.2%
Tax Obligation/General	12.1%
Transportation	9.7%
Consumer Staples	7.6%
Other	12.9%

Credit Quality1,2,3 (as a % of total investment exposure)
AAA/U.S. Guaranteed	21%
AA	31%
A	25%
BBB	14%
BB or Lower	7%
N/R	1%

States1 (as a % of total investments)
California	15.2%
Illinois	12.2%
Texas	11.3%
New Jersey	8.1%
Colorado	5.6%
Florida	4.1%
Nevada	4.0%
New York	3.6%
Arizona	2.6%
Michigan	2.6%
New Mexico	2.5%
Virginia	2.3%
Puerto Rico	2.1%
Oklahoma	2.1%
Alaska	2.0%
Other	19.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holdings Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

18	Nuveen Investments

Nuveen Select Tax-Free Income Portfolio 2 (NXQ)

Performance Overview and Holding Summaries as of March 31, 2013

Average Annual Total Returns as of March 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NXQ at NAV	8.20%	5.62%	4.86%
NXQ at Share Price	7.29%	5.29%	5.48%
S&P Municipal Bond Index	5.80%	6.11%	5.15%
Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average	7.83%	5.81%	5.04%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1 (as a % of total investments)
Health Care	18.0%
Tax Obligation/General	16.1%
Tax Obligation/Limited	14.9%
U.S. Guaranteed	12.8%
Transportation	10.2%
Consumer Staples	8.1%
Utilities	7.3%
Water and Sewer	5.0%
Other	7.6%

Credit Quality1,2,3 (as a % of total investment exposure)
AAA/U.S. Guaranteed	21%
AA	23%
A	26%
BBB	15%
BB or Lower	7%
N/R	5%

States1 (as a % of total investments)
California	16.0%
Illinois	15.5%
Texas	11.5%
Colorado	7.4%
Indiana	4.8%
New York	4.0%
Ohio	3.2%
Massachusetts	3.2%
Nevada	3.0%
New Mexico	3.0%
South Carolina	2.9%
Virginia	2.5%
Arizona	2.4%
Rhode Island	2.4%
Other	18.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holdings Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	19

Nuveen Select Tax-Free Income Portfolio 3 (NXR)

Performance Overview and Holding Summaries as of March 31, 2013

Average Annual Total Returns as of March 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NXR at NAV	8.20%	6.17%	5.29%
NXR at Share Price	5.54%	5.89%	6.10%
S&P Municipal Bond Index	5.80%	6.11%	5.15%
Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average	7.83%	5.81%	5.04%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1 (as a % of total investments)
Tax Obligation/Limited	25.3%
Health Care	19.6%
Tax Obligation/General	14.8%
U.S. Guaranteed	13.6%
Consumer Staples	8.1%
Transportation	7.2%
Other	11.4%

Credit Quality1,2,3 (as a % of total investment exposure)
AAA/U.S. Guaranteed	23%
AA	29%
A	23%
BBB	13%
BB or Lower	9%
N/R	1%

States1 (as a % of total investments)
California	19.8%
Illinois	15.9%
Texas	6.0%
Indiana	6.0%
Colorado	5.9%
New Jersey	3.8%
Nevada	3.7%
Ohio	3.4%
Washington	3.0%
New York	3.0%
Puerto Rico	2.8%
New Mexico	2.7%
Florida	2.3%
Pennsylvania	2.3%
Other	19.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holdings Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

20	Nuveen Investments

Nuveen California Select Tax-Free Income Portfolio (NXC)

Performance Overview and Holding Summaries as of March 31, 2013

Average Annual Total Returns as of March 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NXC at NAV	8.98%	7.15%	5.66%
NXC at Share Price	6.43%	6.47%	6.18%
S&P Municipal Bond California Index	6.93%	6.44%	5.33%
S&P Municipal Bond Index	5.80%	6.11%	5.15%
Lipper California Municipal Debt Funds Classification Average	11.32%	8.04%	6.13%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1 (as a % of total investments)
Tax Obligation/General	39.2%
Tax Obligation/Limited	25.5%
Health Care	12.5%
Utilities	6.4%
Consumer Staples	4.8%
Other	11.6%

Credit Quality1,2,3 (as a % of total investment exposure)
AAA/U.S. Guaranteed	5%
AA	31%
A	34%
BBB	20%
BB or Lower	5%
N/R	4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holdings Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	21

Nuveen New York Select Tax-Free Income Portfolio (NXN)

Performance Overview and Holding Summaries as of March 31, 2013

Average Annual Total Returns as of March 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NXN at NAV	5.66%	5.95%	4.90%
NXN at Share Price	10.60%	6.29%	5.88%
S&P Municipal Bond New York Index	5.31%	5.90%	5.07%
S&P Municipal Bond Index	5.80%	6.11%	5.15%
Lipper New York Municipal Debt Funds Classification Average	7.96%	7.01%	5.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1 (as a % of total investments)
Tax Obligation/Limited	30.0%
Education and Civic Organizations	14.5%
Transportation	10.1%
Health Care	8.5%
Utilities	6.8%
Tax Obligation/General	6.1%
Long-Term Care	5.4%
U.S. Guaranteed	4.8%
Other	13.8%

Credit Quality1,2,3 (as a % of total investment exposure)
AAA/U.S. Guaranteed	34%
AA	29%
A	18%
BBB	7%
BB or Lower	3%
N/R	6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holdings Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

22	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Select Tax-Free Income Portfolio
Nuveen Select Tax-Free Income Portfolio 2
Nuveen Select Tax-Free Income Portfolio 3
Nuveen California Select Tax-Free Income Portfolio
Nuveen New York Select Tax-Free Income Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio (the “Funds”) as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio at March 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 24, 2013

Nuveen Investments	23

Nuveen Select Tax-Free Income Portfolio
NXP	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alaska – 2.0%
$2,475	Alaska Municipal Bond Bank Authority, General Obligation Bonds, Series 2003E, 5.250%, 12/01/23 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA (4)	$2,559,917
2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	B+	2,389,925
5,150	Total Alaska			4,949,842
	Arizona – 2.6%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.250%, 3/01/39	3/21 at 100.00	A	2,764,900
3,000	Arizona School Facilities Board, Certificates of Participation, Series 2003A, 5.000%, 9/01/13 – NPFG Insured	No Opt. Call	A+	3,061,110
625	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB	682,013
6,125	Total Arizona			6,508,023
	Arkansas – 0.4%
5,915	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006, 0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	1,130,179
	California – 15.1%
2,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	2,219,880
4,195	Anaheim City School District, Orange County, California, General Obligation Bonds, Election 2002 Series 2007, 0.000%, 8/01/31 – AGM Insured	No Opt. Call	AA–	1,759,089
2,340	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured	No Opt. Call	AA–	1,007,487
895	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	1,099,946
3,790	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/36 – AGM Insured	8/16 at 33.78	Aa1	1,101,185
2,645	Cypress Elementary School District, Orange County, California, General Obligation Bonds, Series 2009A, 0.000%, 5/01/34 – AGM Insured	No Opt. Call	AA	924,771
2,130	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured	No Opt. Call	A2	1,191,479
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	3,034,590
2,350	Golden Valley Unified School District, Madera County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/29 – AGM Insured	8/17 at 56.07	AA–	1,072,164
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	Aa2	1,876,115
365	Los Angeles, California, Parking System Revenue Bonds, Series 1999A, 5.250%, 5/01/29 – AMBAC Insured	5/13 at 100.00	AA–	366,434
1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/23 – NPFG Insured	No Opt. Call	AA–	660,100
5,395	Napa Valley Community College District, Napa and Sonoma Counties, California, General Obligation Bonds, Election 2002 Series 2007C, 0.000%, 8/01/32 – NPFG Insured	8/17 at 46.57	Aa2	2,097,198
3,000	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	Aa3	1,394,640
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	663,715
4,390	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	A	1,897,270

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,700	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	A+	$573,682
8,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/33	No Opt. Call	Aa2	3,112,560
2,930	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/27 – NPFG Insured	No Opt. Call	Baa2	1,490,345
1,250	San Jose, California, Airport Revenue Bonds, Series 2004D, 5.000%, 3/01/28 – NPFG Insured	3/14 at 100.00	A2	1,289,488
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds, Election of 2006, Series 2006A, 0.000%, 11/01/28 – FGIC Insured	No Opt. Call	AA	1,026,515
1,195	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	1,077,352
6,000	University of California, Limited Project Revenue Bonds, Series 2005B, 4.750%, 5/15/38 (Pre-refunded 5/15/15)	5/15 at 100.00	Aa2 (4)	6,152,820
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation Bonds, Series 2007, 0.000%, 10/01/30 – AMBAC Insured	No Opt. Call	AAA	540,891
65,450	Total California			37,629,716
	Colorado – 5.5%
2,950	Colorado Department of Transportation, Revenue Anticipation Bonds, Series 2003A, 5.250%, 12/15/15 (Pre-refunded 12/15/13) – AMBAC Insured	12/13 at 100.00	AA (4)	3,057,026
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	1,082,330
1,900	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	1,988,122
3,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/23 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	3,094,740
500	Denver, Colorado, Airport System Revenue Refunding Bonds, Series 2003B, 5.000%, 11/15/33 – (Pre-refunded 11/15/13) – SYNCORA GTY Insured	11/13 at 100.00	A+ (4)	515,180
160	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/29 NPFG Insured	No Opt. Call	Baa2	74,779
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	Baa2	705,220
12,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	Baa2	3,302,000
24,010	Total Colorado			13,819,397
	Florida – 4.1%
3,125	Collier County, Florida, Special Obligation Revenue Bonds, Refunding Series 2012, 4.000%, 10/01/13	No Opt. Call	AA	3,185,531
2,000	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.375%, 6/01/46	6/16 at 100.00	A–	2,111,220
4,810	Jacksonville Health Facilities Authority, Florida, Revenue Bonds, Ascension Health, Series 2002A, 5.250%, 11/15/32	11/13 at 100.00	AA+	4,873,203
9,935	Total Florida			10,169,954
	Georgia – 0.9%
2,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45	12/20 at 100.00	N/R	2,228,180
	Illinois – 12.1%
	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 1999A:
2,465	0.000%, 4/01/20 – NPFG Insured	No Opt. Call	A2	1,941,311
2,000	0.000%, 4/01/23 – NPFG Insured	No Opt. Call	A2	1,334,060
735	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	783,113

Nuveen Investments	25

Nuveen Select Tax-Free Income Portfolio (continued)
NXP	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003B:
$805	5.250%, 11/01/20 (Pre-refunded 11/01/13) – AGM Insured	11/13 at 100.00	Aa3 (4)	$828,989
195	5.250%, 11/01/20 (Pre-refunded 1/01/14) – AGM Insured	1/14 at 100.00	AA (4)	202,451
750	Illinois Educational Facilities Authority, Revenue Bonds, Northwestern University, Series 2003, 5.000%, 12/01/38	12/13 at 100.00	AAA	769,935
1,050	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.366%, 7/01/15 (IF)	No Opt. Call	Aa1	1,253,553
4,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	4,288,360
1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	1,176,440
2,100	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	2,251,032
2,275	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17	6/13 at 100.00	Baa2	2,284,646
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	A2	2,470,451
1,000	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Series 2008, 0.000%, 2/01/24 – AGM Insured	No Opt. Call	Aa2	683,710
1,990	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.010%, 6/15/17 – FGIC Insured	No Opt. Call	A3	1,875,595
1,135	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/17 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	1,096,524
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
1,720	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	AAA	833,048
810	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	AAA	377,484
6,070	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	AAA	2,617,809
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	1,644,350
1,300	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 – FGIC Insured	12/14 at 100.00	Aaa	1,387,360
38,590	Total Illinois			30,100,221
	Indiana – 1.6%
1,000	Franklin Community Multi-School Building Corporation, Johnson County, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) – FGIC Insured	7/14 at 100.00	A+ (4)	1,061,770
975	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA–	1,043,874
1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	1,085,520
750	West Clark 2000 School Building Corporation, Clark County, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 – NPFG Insured	1/15 at 100.00	AA+	808,358
3,725	Total Indiana			3,999,522
	Iowa – 2.0%
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	B+	960,620
4,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	3,975,120
5,000	Total Iowa			4,935,740
	Kansas – 0.5%
500	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006, 4.875%, 7/01/36	7/16 at 100.00	A1	515,450
750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	A–	766,425
1,250	Total Kansas			1,281,875

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 1.1%
$2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	AA–	$2,777,500
	Louisiana – 1.1%
2,790	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/13 at 100.00	A–	2,824,875
	Maryland – 0.5%
1,250	Maryland Department of Transportation, Certificates of Participation, Maryland Port Administration Facility Project, Series 2006, 5.250%, 6/15/13 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	AA+	1,263,588
	Massachusetts – 1.7%
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.000%, 7/01/28	7/18 at 100.00	A–	540,050
1,880	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	2,021,451
1,600	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/23 (Pre-refunded 8/01/13)	8/13 at 100.00	AAA	1,626,224
3,980	Total Massachusetts			4,187,725
	Michigan – 2.6%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	384,032
1,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	1,726,380
2,450	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	A	2,498,853
1,780	Detroit, Michigan, Water Supply System Revenue Bonds, Series 2004A, 4.500%, 7/01/25 – NPFG Insured	7/16 at 100.00	Baa2	1,838,437
6,085	Total Michigan			6,447,702
	Missouri – 1.3%
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
1,165	0.000%, 4/15/23 – AMBAC Insured	No Opt. Call	AA–	872,270
5,000	0.000%, 4/15/30 – AMBAC Insured	No Opt. Call	AA–	2,435,150
6,165	Total Missouri			3,307,420
	Nevada – 4.0%
750	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust 11823, 20.474%, 1/01/18 (IF)	No Opt. Call	A+	1,236,180
2,500	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	AA– (4)	2,531,325
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	1,109,860
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	1,711,020
1,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2005A, 5.000%, 6/01/18 – FGIC Insured	6/15 at 100.00	AA+	1,753,056
1,515	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.500%, 6/01/21 – FGIC Insured	6/13 at 100.00	BBB	1,518,485
8,865	Total Nevada			9,859,926
	New Hampshire – 0.1%
325	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)	5/13 at 100.00	Aa3	336,450
	New Jersey – 8.1%
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/23	7/13 at 100.00	Ba2	2,514,100

Nuveen Investments	27

Nuveen Select Tax-Free Income Portfolio (continued)
NXP	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	$12,804,400
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (4)	2,531,000
2,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B2	2,268,775
42,500	Total New Jersey			20,118,275
	New Mexico – 2.5%
1,000	Gallup McKinley County School District 1, New Mexico, General Obligation Bonds, Series 2011B, 2.000%, 8/01/13	No Opt. Call	Aa1	1,006,090
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,029,960
4,000	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 4.625%, 7/01/25 – AGM Insured	7/14 at 100.00	AA–	4,095,720
6,000	Total New Mexico			6,131,770
	New York – 3.6%
1,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Kaleida Health, Series 2004, 5.050%, 2/15/25 (Pre-refunded 2/15/14)	2/14 at 100.00	AAA	1,041,920
500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	557,675
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	2,804,225
3,845	New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2012A, 2.500%, 4/01/13	No Opt. Call	AA	3,845,769
530	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	620,810
8,375	Total New York			8,870,399
	North Carolina – 0.5%
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–	1,236,120
	Ohio – 1.3%
1,670	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 6.000%, 6/01/42	6/17 at 100.00	BB+	1,509,045
1,975	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	1,855,631
3,645	Total Ohio			3,364,676
	Oklahoma – 2.0%
1,000	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	1,032,580
4,000	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004, 5.000%, 2/15/24	2/14 at 100.00	A	4,074,800
5,000	Total Oklahoma			5,107,380
	Pennsylvania – 0.9%
500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2003, 5.250%, 7/15/24	7/13 at 100.00	A–	505,900
1,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B, 0.000%, 12/01/30	12/20 at 100.00	AA	951,520
700	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	Aa3	750,785
2,200	Total Pennsylvania			2,208,205

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 2.1%
$1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	$1,075,330
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
17,500	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	3,439,800
1,000	0.000%, 8/01/43 – NPFG Insured	No Opt. Call	AA–	172,170
7,000	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	565,600
26,500	Total Puerto Rico			5,252,900
	Rhode Island – 0.5%
1,125	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	7/15 at 100.00	A3	1,139,490
	South Carolina – 1.2%
1,250	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/20	12/14 at 100.00	AA–	1,347,238
1,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)	11/13 at 100.00	AA– (4)	1,551,795
2,750	Total South Carolina			2,899,033
	Texas – 11.2%
5,000	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities Revenue Bonds, Dow Chemical Company Project, Series 2002A-6, 6.250%, 5/15/33 (Mandatory put 5/15/17) (Alternative Minimum Tax)	5/13 at 100.00	BBB	5,018,400
500	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/35 – FGIC Insured	1/15 at 100.00	BBB–	507,570
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB–	290,010
2,300	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003, 5.000%, 11/15/30 (Pre-refunded 11/15/13) – NPFG Insured	11/13 at 100.00	AA (4)	2,368,632
2,950	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/30 – NPFG Insured	No Opt. Call	Baa2	1,133,390
4,165	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	Baa2	1,148,291
4,015	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	BBB	1,021,095
1,780	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2007, 0.000%, 8/15/37	8/16 at 35.23	AAA	559,276
2,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/43	1/25 at 100.00	A2	2,207,280
4,500	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	A+	4,586,445
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/26	No Opt. Call	A3	5,426,200
1,000	Texas State, General Obligation Bonds, Water Financial Assistance, Series 2009E, 4.000%, 8/01/13	No Opt. Call	Aaa	1,013,130
1,750	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2003A, 5.125%, 8/01/42 (Alternative Minimum Tax)	8/13 at 100.00	Aaa	1,758,925
830	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Baa2	949,337
36,040	Total Texas			27,987,981
	Virginia – 2.3%
1,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,053,360
1,000	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006, 5.000%, 10/01/35	6/13 at 100.00	BBB	1,025,640
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	1,731,820

Nuveen Investments	29

Nuveen Select Tax-Free Income Portfolio (continued)
NXP	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
$650	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	$745,921
1,010	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,089,679
5,660	Total Virginia			5,646,420
	Washington – 1.8%
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,100,860
1,965	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	A3	2,012,101
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/27 – NPFG Insured	No Opt. Call	AA+	1,371,197
5,070	Total Washington			4,484,158
	West Virginia – 0.2%
500	West Virginia Hospital Finance Authority, Revenue Bonds, United Hospital Center Inc. Project, Series 2006A, 4.500%, 6/01/26 – AMBAC Insured	6/16 at 100.00	A+	521,995
	Wisconsin – 1.8%
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	1,789,315
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.500%, 8/15/17	8/13 at 100.00	A–	1,019,000
1,580	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	11/13 at 100.00	AA	1,624,240
4,225	Total Wisconsin			4,432,555
$349,700	Total Municipal Bonds (cost $222,826,011) – 99.2%			247,159,192

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0%
	Transportation – 0.0%
$186	Las Vegas Monorail Company, Senior Interest Bonds (5), (6)	5.500%	7/15/19	N/R	$46,518
56	Las Vegas Monorail Company, Senior Interest Bonds (5), (6)	3.000%	7/15/55	N/R	11,165
$242	Total Corporate Bonds (cost $0)				57,683
	Total Investments (cost $222,826,011)				247,216,875
	Other Assets Less Liabilities – 0.8%				1,917,524
	Net Assets – 100%				$249,134,399

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant accounting Policies, Investment Valuation for more information.

(6)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the federal bankruptcy court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an coupon rate of 5.500% maturing on July 15, 2019 and the second with an coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

30	Nuveen Investments

Nuveen Select Tax-Free Income Portfolio 2
NXQ	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alaska – 0.4%
$1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	$926,610
	Arizona – 2.4%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.250%, 3/01/39	3/21 at 100.00	A	2,764,900
600	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB	654,732
2,250	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	2,517,165
215	Sedona Wastewater Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 1998, 0.000%, 7/01/20 – NPFG Insured	No Opt. Call	Baa2	173,086
5,565	Total Arizona			6,109,883
	California – 15.7%
1,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	1,109,940
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/41 – AGC Insured	No Opt. Call	AA–	2,572,570
3,600	Arcadia Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/33 – AGM Insured	2/17 at 44.77	Aa2	1,345,068
500	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1998A, 5.250%, 12/01/16	6/13 at 100.00	A2	501,985
1,055	California State Public Works Board, Lease Revenue Refunding Bonds, Various University of California Projects, Series 1993A, 5.500%, 6/01/14	No Opt. Call	Aa2	1,085,806
2,500	California State, General Obligation Bonds, Series 2005, 5.000%, 3/01/31	3/16 at 100.00	A1	2,722,950
60	California, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	6/13 at 100.00	A1	60,234
2,440	Eureka Unified School District, Humboldt County, California, General Obligation Bonds, Series 2002, 0.000%, 8/01/27 – AGM Insured	No Opt. Call	AA–	1,337,730
3,290	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A+	2,032,759
3,200	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	3,236,896
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	B	878,640
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	Aa2	1,876,115
1,495	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/33 – FGIC Insured	No Opt. Call	Aa2	573,617
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	607,662
1,195	Palmdale Elementary School District, Los Angeles County, California, General Obligation Bonds, Series 2003, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA–	635,860
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	663,715
4,620	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	A+	2,983,504
4,400	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	A	1,901,592
2,500	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	A+	843,650

Nuveen Investments	31

Nuveen Select Tax-Free Income Portfolio 2 (continued)
NXQ	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured	No Opt. Call	AA–	$1,629,527
	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B:
1,000	0.000%, 8/01/30 – AGM Insured	8/18 at 50.12	Aa2	394,230
1,890	0.000%, 8/01/31 – AGM Insured	8/18 at 47.14	Aa2	698,544
1,500	San Jose, California, Airport Revenue Bonds, Series 2004D, 5.000%, 3/01/28 – NPFG Insured	3/14 at 100.00	A2	1,547,385
6,025	Simi Valley Unified School District, Ventura County, California, General Obligation Bonds, Series 2007C, 0.000%, 8/01/30	No Opt. Call	AA–	2,787,225
2,080	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	1,875,224
4,000	University of California, Limited Project Revenue Bonds, Series 2005B, 4.750%, 5/15/38 (Pre-refunded 5/15/15)	5/15 at 100.00	Aa2 (4)	4,101,880
67,175	Total California			40,004,308
	Colorado – 7.2%
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	AA–	582,255
1,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	2,137,602
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,026,980
565	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	591,205
3,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/23 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	3,094,740
2,230	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	2,294,759
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,140	0.000%, 9/01/24 – NPFG Insured	No Opt. Call	Baa2	3,252,798
8,100	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	Baa2	3,785,697
4,475	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	Baa2	1,630,377
26,985	Total Colorado			18,396,413
	Florida – 1.5%
1,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	1,042,030
2,500	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	Aa2	2,660,475
3,500	Total Florida			3,702,505
	Georgia – 0.4%
1,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45	12/20 at 100.00	N/R	1,114,090
	Illinois – 15.2%
1,400	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 1999A, 0.000%, 4/01/23 – NPFG Insured	No Opt. Call	A2	933,842
735	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	783,113
305	Chicago Metropolitan Housing Development Corporation, Illinois, FHA-Insured Section 8 Assisted Housing Development Revenue Refunding Bonds, Series 1992, 6.800%, 7/01/17	7/13 at 100.00	AA	306,208
1,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	1/16 at 100.00	AA–	1,047,050
590	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	592,224
1,665	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A2	1,787,844

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,050	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.366%, 7/01/15 (IF)	No Opt. Call	Aa1	$1,253,553
200	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/32 – NPFG Insured	5/17 at 100.00	AA–	208,736
2,185	Illinois Finance Authority, Revenue Bonds, YMCA of Southwest Illinois, Series 2005, 5.000%, 9/01/31 – RAAI Insured	9/15 at 100.00	Aa3	1,978,299
1,750	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	1,875,860
1,035	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	1,099,149
1,000	Illinois Housing Development Authority, Housing Finance Bonds, Series 2005E, 4.750%, 7/01/30 – FGIC Insured	1/15 at 100.00	AA	1,046,350
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	A2	2,470,451
5,700	Illinois, Sales Tax Revenue Bonds, First Series 2002, 5.000%, 6/15/22	6/13 at 100.00	AAA	5,755,061
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,350	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	AAA	2,738,565
1,350	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	AAA	481,532
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	1,644,350
9,170	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	AAA	2,567,967
5,045	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment, Series 2002A, 5.000%, 6/01/22 – RAAI Insured	6/13 at 100.00	N/R	4,903,638
	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment, Series 2002B:
1,060	0.000%, 12/01/17 – RAAI Insured	No Opt. Call	N/R	943,941
1,135	0.000%, 12/01/18 – RAAI Insured	No Opt. Call	N/R	972,740
1,100	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 – FGIC Insured	12/14 at 100.00	Aaa	1,173,920
2,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 – NPFG Insured	3/17 at 100.00	A	2,160,580
53,015	Total Illinois			38,724,973
	Indiana – 4.7%
1,000	Franklin Community Multi-School Building Corporation, Johnson County, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) – FGIC Insured	7/14 at 100.00	A+ (4)	1,061,770
1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series 2008B, 0.000%, 6/01/30 – AGM Insured	No Opt. Call	AA–	816,576
825	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-5, 5.000%, 11/15/36	11/16 at 100.00	AA+	906,980
670	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/13 at 100.00	BBB	671,025
1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	1,085,520
2,000	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	2,135,200
450	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Memorial Health System, Series 1998A, 4.625%, 8/15/28 – NPFG Insured	8/13 at 100.00	AA–	450,531
750	West Clark 2000 School Building Corporation, Clark County, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 – NPFG Insured	1/15 at 100.00	AA+	808,358
3,840	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development Project, Series 2010, 6.000%, 1/15/19	No Opt. Call	N/R	4,140,901
12,135	Total Indiana			12,076,861

Nuveen Investments	33

Nuveen Select Tax-Free Income Portfolio 2 (continued)
NXQ	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 1.0%
$35	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2007B, 4.800%, 1/01/37 (Alternative Minimum Tax)	7/16 at 100.00	Aaa	$35,969
1,645	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	B+	1,580,220
1,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	993,780
2,680	Total Iowa			2,609,969
	Kansas – 0.5%
795	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006, 4.875%, 7/01/36	7/16 at 100.00	A1	819,566
380	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	392,145
1,175	Total Kansas			1,211,711
	Kentucky – 1.1%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	AA–	2,777,500
	Louisiana – 0.8%
2,020	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	Baa2 (4)	2,138,736
	Massachusetts – 0.9%
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.000%, 7/01/28	7/18 at 100.00	A–	540,050
970	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%, 12/01/15 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	1,043,798
635	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%, 12/01/15 – NPFG Insured	No Opt. Call	Aa1	682,847
2,105	Total Massachusetts			2,266,695
	Michigan – 3.1%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	384,032
2,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	2,877,300
2,450	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	A	2,498,853
1,830	Detroit, Michigan, Water Supply System Revenue Bonds, Series 2004A, 4.500%, 7/01/25 – NPFG Insured	7/16 at 100.00	Baa2	1,890,079
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	316,040
7,385	Total Michigan			7,966,304
	Minnesota – 0.5%
1,295	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	1,333,630
	Mississippi – 0.2%
500	Mississippi Development Bank, Revenue Bonds, Mississippi Municipal Energy Agency, Mississippi Power, Series 2006A, 5.000%, 3/01/21 – SYNCORA GTY Insured	3/16 at 100.00	Baa1	531,400

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 3.0%
$1,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust 11823, 20.474%, 1/01/36 (IF)	1/20 at 100.00	A+	$2,060,300
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	1,109,860
1,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2005A, 5.000%, 6/01/18 – FGIC Insured	6/15 at 100.00	AA+	1,753,056
2,500	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	A	2,551,150
6,350	Total Nevada			7,474,366
	New Jersey – 1.7%
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/23	7/13 at 100.00	Ba2	2,514,100
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
855	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	864,251
1,010	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,020,767
4,365	Total New Jersey			4,399,118
	New Mexico – 2.9%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,029,960
	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004:
555	4.625%, 1/01/25 – AGM Insured	7/14 at 100.00	AA–	568,420
660	4.625%, 7/01/25 – AGM Insured	7/14 at 100.00	AA–	675,794
2,000	4.750%, 7/01/27 – AGM Insured	7/14 at 100.00	AA–	2,043,680
3,000	4.750%, 1/01/28 – AGM Insured	7/14 at 100.00	AA–	3,060,690
7,215	Total New Mexico			7,378,544
	New York – 3.9%
1,700	Dormitory Authority of the State of New York, FHA Insured Mortgage Hospital Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35	8/16 at 100.00	AAA	1,763,733
500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	557,675
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	A	1,467,550
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	2,134,160
3,485	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011E, 5.000%, 11/01/13	No Opt. Call	AAA	3,585,612
395	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	462,679
9,330	Total New York			9,971,409
	Ohio – 3.1%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,080	5.375%, 6/01/24	6/17 at 100.00	B–	1,957,301
795	5.125%, 6/01/24	6/17 at 100.00	B–	733,395
2,475	5.875%, 6/01/30	6/17 at 100.00	B	2,240,172
775	5.750%, 6/01/34	6/17 at 100.00	B	692,246
2,680	5.875%, 6/01/47	6/17 at 100.00	B	2,387,666
8,805	Total Ohio			8,010,780

Nuveen Investments	35

Nuveen Select Tax-Free Income Portfolio 2 (continued)
NXQ	Portfolio of Investments
March 31, 2013
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 1.7%
$1,000	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	$1,032,580
3,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	A	3,170,220
4,000	Total Oklahoma			4,202,800
	Pennsylvania – 0.6%
1,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B, 0.000%, 12/01/30	12/20 at 100.00	AA	1,427,280
	Puerto Rico – 1.7%
1,035	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA–	1,063,173
1,965	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20 (Pre-refunded 12/01/13)	12/13 at 100.00	Aaa	2,028,823
15,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%,8/01/54 – AMBAC Insured	No Opt. Call	AA–	1,212,000
18,000	Total Puerto Rico			4,303,996
	Rhode Island – 2.4%
5,835	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/13 at 100.00	BBB–	6,010,047
	South Carolina – 2.9%
475	College of Charleston, South Carolina, Academic and Administrative Facilities Revenue Bonds, Series 2004B, 5.125%, 4/01/30 – SYNCORA GTY Insured	4/14 at 100.00	A1	492,485
700	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/20	12/14 at 100.00	AA–	754,453
2,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)	11/13 at 100.00	AA– (4)	2,586,325
	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
500	5.250%, 8/15/20 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	Baa2 (4)	533,190
2,735	5.250%, 2/15/21 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	Baa2 (4)	2,916,549
6,910	Total South Carolina			7,283,002
	South Dakota – 0.4%
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.250%, 11/01/34	11/14 at 100.00	A+	1,029,260
	Texas – 11.3%
4,000	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities Revenue Bonds, Dow Chemical Company Project, Series 2002A-6, 6.250%, 5/15/33 (Mandatory put 5/15/17) (Alternative Minimum Tax)	5/13 at 100.00	BBB	4,014,720
1,500	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB–	1,544,310
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB–	290,010
2,500	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Texas Children’s Hospital, Series 1995, 5.500%, 10/01/16 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	2,779,950
3,000	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003, 5.000%, 11/15/30 (Pre-refunded 11/15/13) – NPFG Insured	11/13 at 100.00	AA (4)	3,089,520
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
360	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa2	196,142
12,050	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	Baa2	2,286,729
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/24 – AMBAC Insured	No Opt. Call	A2	359,433

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,400	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	2/16 at 100.00	BBB–	$1,444,702
335	Live Oak, Texas, General Obligation Bonds, Series 2004, 5.250%, 8/01/20 – NPFG Insured	8/14 at 100.00	Aa3	348,769
2,500	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	A+	2,548,025
1,000	San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%, 5/15/37 – NPFG Insured	5/15 at 100.00	AA+	1,075,780
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/26	No Opt. Call	A3	5,426,199
1,425	Texas State University System, Financing Revenue Bonds, Refunding Series 2006, 5.000%, 3/15/28 – AGM Insured	3/16 at 100.00	Aa2	1,583,047
945	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, Second Tier Series 2002, 0.000%, 8/15/35 – AMBAC Insured	8/14 at 28.37	A–	250,614
1,560	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2003A, 5.125%,8/01/42 (Alternative Minimum Tax)	8/13 at 100.00	Aaa	1,567,956
38,400	Total Texas			28,805,906
	Utah – 1.9%
1,500	Intermountain Power Agency, Utah, Power Supply Revenue Refunding Bonds, Series 2008A, 5.250%, 7/01/13	No Opt. Call	AA–	1,519,845
1,435	Salt Lake City and Sandy Metropolitan Water District, Utah, Water Revenue Bonds, Series 2004, 5.000%, 7/01/21 (Pre-refunded 7/01/14) – AMBAC Insured	7/14 at 100.00	AA+ (4)	1,521,430
5,465	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/36	6/17 at 38.77	A1	1,750,276
8,400	Total Utah			4,791,551
	Vermont – 0.0%
85	Vermont Housing Finance Agency, Multifamily Housing Bonds, Series 1999C, 5.800%, 8/15/16 – AGM Insured	8/13 at 100.00	AA–	85,269
	Virginia – 2.4%
1,000	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006, 5.000%, 10/01/35	6/13 at 100.00	BBB	1,025,640
1,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–	1,468,470
2,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2004A, 5.000%, 8/01/13	No Opt. Call	AA+	2,033,280
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
500	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	573,785
1,010	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,089,679
6,010	Total Virginia			6,190,854
	Washington – 0.4%
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,100,860

Nuveen Investments	37

Nuveen Select Tax-Free Income Portfolio 2 (continued)
NXQ	Portfolio of Investments
March 31, 2013
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 2.0%
$2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	$2,212,220
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	1,789,316
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.500%, 8/15/18	8/13 at 100.00	A–	1,018,840
4,645	Total Wisconsin			5,020,376
$321,875	Total Municipal Bonds (cost $230,746,997) – 97.9%			249,377,006

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0%
	Transportation – 0.0%
$291	Las Vegas Monorail Company, Senior Interest Bonds (5), (6)	5.500%	7/15/19	N/R	$72,755
87	Las Vegas Monorail Company, Senior Interest Bonds (5), (6)	3.000%	7/15/55	N/R	17,462
$378	Total Corporate Bonds (cost $0)				90,217
	Total Investments (cost $230,746,997)				249,467,223
	Floating Rate Obligations – (0.4)%				(1,000,000)
	Other Assets Less Liabilities – 2.5%				6,226,824
	Net Assets – 100%				$254,694,047

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant accounting Policies, Investment Valuation for more information.

(6)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the federal bankruptcy court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an coupon rate of 5.500% maturing on July 15, 2019 and the second with an coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

38	Nuveen Investments

Nuveen Select Tax-Free Income Portfolio 3
NXR	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alaska – 1.3%
$2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	$2,478,682
	California – 19.4%
12,500	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA–	3,897,500
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	BB–	972,110
1,125	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	6/15 at 100.00	B–	1,125,383
2,595	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	2,774,340
890	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	1,093,801
335	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	6/13 at 100.00	BBB	334,967
2,275	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	A+	1,101,009
2,885	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured	No Opt. Call	A2	1,613,811
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	3,034,590
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
855	4.500%, 6/01/27	6/17 at 100.00	B	824,528
2,090	5.000%, 6/01/33	6/17 at 100.00	B	1,941,777
4,055	Kern Community College District, California, General Obligation Bonds, Series 2003A, 0.000%, 3/01/28 – FGIC Insured	No Opt. Call	Aa2	2,194,972
11,985	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002, Series 2007C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA–	4,802,150
3,000	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	A+	1,824,150
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	A+	2,713,178
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	606,720
8,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/32	No Opt. Call	Aa2	3,303,840
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined Whitewater and 1984 Project Areas, Series 2003A, 0.000%, 4/01/35 – NPFG Insured	No Opt. Call	A+	1,268,916
1,030	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor, Series 2007C, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	BBB+	1,050,044
1,250	San Jose, California, Airport Revenue Bonds, Series 2004D, 5.000%, 3/01/28 – NPFG Insured	3/14 at 100.00	A2	1,289,488
72,350	Total California			37,767,274
	Colorado – 5.8%
1,540	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,558,403
400	Colorado Department of Transportation, Certificates of Participation, Series 2004, 5.000%, 6/15/34 (Pre-refunded 6/15/14) – NPFG Insured	6/14 at 100.00	AA– (4)	422,996
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	2,164,660

Nuveen Investments	39

Nuveen Select Tax-Free Income Portfolio 3 (continued)
NXR	Portfolio of Investments
March 31, 2013
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	$1,026,980
475	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	497,031
3,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/24 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	3,094,740
5,520	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	Baa2	2,524,351
13,935	Total Colorado			11,289,161
	District of Columbia – 0.2%
390	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	5/13 at 100.00	A1	393,900
15	District of Columbia, General Obligation Bonds, Series 1993E, 6.000%, 6/01/13 – NPFG Insured (ETM)	5/13 at 100.00	N/R (4)	15,071
405	Total District of Columbia			408,971
	Florida – 2.3%
2,340	Collier County, Florida, Special Obligation Revenue Bonds, Refunding Series 2012, 4.000%, 10/01/13	No Opt. Call	AA	2,385,326
1,000	Florida Department of Environmental Protection, Everglades Restoration Revenue Bonds, Refunding Series 2010A, 4.000%, 7/01/13	No Opt. Call	AA–	1,010,000
1,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	1,042,030
4,340	Total Florida			4,437,356
	Illinois – 15.6%
25	Chicago Metropolitan Housing Development Corporation, Illinois, FHA-Insured Section 8 Assisted Housing Development Revenue Refunding Bonds, Series 1992, 6.850%, 7/01/22	7/13 at 100.00	AA	25,079
2,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	1/16 at 100.00	AA–	2,094,100
1,050	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.366%, 7/01/15 (IF)	No Opt. Call	Aa1	1,253,553
2,185	Illinois Finance Authority, Revenue Bonds, YMCA of Southwest Illinois, Series 2005, 5.000%, 9/01/31 – RAAI Insured	9/15 at 100.00	Aa3	1,978,299
750	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	796,485
1,500	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation, Series 1992C, 6.250%, 4/15/22 (ETM)	No Opt. Call	N/R (4)	1,942,905
310	Illinois Health Facilities Authority, Revenue Bonds, Holy Family Medical Center, Series 1997, 5.125%, 8/15/17 – NPFG Insured	6/13 at 100.00	Baa2	310,577
2,255	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17	6/13 at 100.00	Baa2	2,264,561
1,725	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative Minimum Tax)	2/16 at 100.00	AA	1,796,415
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	A2	2,470,451
5,700	Illinois, Sales Tax Revenue Bonds, First Series 2002, 5.000%, 6/15/22	6/13 at 100.00	AAA	5,755,060
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation Bonds, Series 2006, 0.000%, 5/01/23 – AGM Insured	No Opt. Call	Aa3	695,900
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
2,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	AAA	1,139,500
4,775	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	AAA	2,059,314
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	1,644,350
2,000	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	AAA	633,460

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,300	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 – FGIC Insured	12/14 at 100.00	Aaa	$1,387,360
2,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 – NPFG Insured	3/17 at 100.00	A	2,160,580
38,265	Total Illinois			30,407,949
	Indiana – 5.9%
1,000	Franklin Community Multi-School Building Corporation, Johnson County, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) – FGIC Insured	7/14 at 100.00	A+ (4)	1,061,770
3,520	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/13 at 100.00	BBB	3,525,386
1,220	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA–	1,306,181
2,440	Metropolitan School District Warren Township Vision 2005 School Building Corporation, Marion County, Indiana, First Mortgage Bonds, Series 2008, 5.000%, 7/10/13 – AGM Insured	No Opt. Call	AA+	2,471,915
2,295	Shelbyville Central Renovation School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/25 – NPFG Insured	7/15 at 100.00	AA+	2,473,276
1,000	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 7/15/28 – AGM Insured	No Opt. Call	AA–	569,450
11,475	Total Indiana			11,407,978
	Iowa – 2.0%
2,745	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/20	7/16 at 100.00	BB+	2,890,952
950	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	944,091
3,695	Total Iowa			3,835,043
	Kansas – 1.1%
	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
1,425	5.125%, 7/01/26	7/16 at 100.00	A1	1,500,810
700	4.875%, 7/01/36	7/16 at 100.00	A1	721,630
2,125	Total Kansas			2,222,440
	Maine – 0.0%
90	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1999B, 6.000%, 7/01/19 – NPFG Insured	6/13 at 100.00	Aaa	90,401
	Maryland – 2.1%
4,035	Maryland Economic Development Corporation, Lease Revenue Bonds, Maryland Aviation Administration Facilities, Series 2003, 5.500%, 6/01/18 (Pre-refunded 6/01/13) – AGM Insured (Alternative Minimum Tax)	6/13 at 100.00	Aa2 (4)	4,072,122
	Massachusetts – 0.8%
1,600	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/23 (Pre-refunded 8/01/13)	8/13 at 100.00	AAA	1,626,224
	Michigan – 1.5%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	384,032
2,180	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	A	2,194,933
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	316,040
2,785	Total Michigan			2,895,005
	Mississippi – 0.4%
725	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24	9/14 at 100.00	AA	766,267

Nuveen Investments	41

Nuveen Select Tax-Free Income Portfolio 3 (continued)
NXR	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Montana – 0.6%
$1,000	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Camposite Deal Series 2010A, 4.750%, 1/01/40	1/20 at 100.00	AA	$1,081,170
	Nevada – 3.7%
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	1,109,860
1,625	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2005A, 5.000%, 6/01/18 – FGIC Insured	6/15 at 100.00	AA+	1,780,448
2,500	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	A	2,551,150
1,680	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.500%, 6/01/22 – FGIC Insured	6/13 at 100.00	BBB	1,683,158
6,805	Total Nevada			7,124,616
	New Hampshire – 0.2%
415	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)	5/13 at 100.00	Aa3	429,620
	New Jersey – 3.7%
4,570	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A+	2,300,858
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (4)	2,531,000
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
1,000	6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,011,480
1,355	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,369,444
9,425	Total New Jersey			7,212,782
	New Mexico – 2.6%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,029,960
4,000	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 4.625%, 1/01/25 – AGM Insured	7/14 at 100.00	AA–	4,096,720
5,000	Total New Mexico			5,126,680
	New York – 2.9%
1,025	Dormitory Authority of the State of New York, FHA Insured Mortgage Hospital Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35	8/16 at 100.00	AAA	1,063,427
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	A	1,467,550
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	2,804,225
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	310,405
5,040	Total New York			5,645,607
	Ohio – 3.3%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,345	5.375%, 6/01/24	6/17 at 100.00	B–	1,265,658
1,465	6.000%, 6/01/42	6/17 at 100.00	BB+	1,323,803
435	5.875%, 6/01/47	6/17 at 100.00	B	387,550
3,720	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	3,495,163
6,965	Total Ohio			6,472,174
	Oklahoma – 1.6%
3,000	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004, 5.000%, 2/15/24	2/14 at 100.00	A	3,056,100

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 2.2%
$2,435	Dauphin County Industrial Development Authority, Pennsylvania, Water Development Revenue Refunding Bonds, Dauphin Consolidated Water Supply Company, Series 1992B, 6.700%, 6/01/17	No Opt. Call	A–	$2,892,415
500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2003, 5.250%, 7/15/24	7/13 at 100.00	A–	505,900
1,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B, 0.000%, 12/01/30	12/20 at 100.00	AA	951,520
3,935	Total Pennsylvania			4,349,835
	Puerto Rico – 2.7%
945	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	BBB	919,504
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,075,330
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
1,170	0.000%, 8/01/40 – NPFG Insured	No Opt. Call	AA–	246,952
12,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	2,358,720
9,015	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	728,412
24,130	Total Puerto Rico			5,328,918
	Rhode Island – 0.6%
1,150	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	7/15 at 100.00	A3	1,164,812
	South Carolina – 1.6%
1,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)	11/13 at 100.00	AA– (4)	1,551,795
1,500	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/20 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	Baa2 (4)	1,599,570
3,000	Total South Carolina			3,151,365
	South Dakota – 0.5%
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.250%, 11/01/34	11/14 at 100.00	A+	1,029,260
	Texas – 5.9%
1,500	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB–	1,544,310
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB–	290,010
2,500	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003, 5.000%, 11/15/30 (Pre-refunded 11/15/13) – NPFG Insured	11/13 at 100.00	AA (4)	2,574,600
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,000	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	Baa2	338,550
2,325	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa2	608,592
1,885	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/32 – NPFG Insured	11/24 at 62.70	Baa2	624,614
4,095	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	BBB	1,041,440
1,275	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	2/16 at 100.00	BBB–	1,315,711
290	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/42 – AGC Insured	1/25 at 100.00	AA–	313,212
1,000	Texas Water Development Board, State Revolving Fund Revenue Bonds, Subordinate Lien Series 2009A-1, 5.000%, 7/15/13	No Opt. Call	AAA	1,014,420
1,750	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2003A, 5.125%,8/01/42 (Alternative Minimum Tax)	8/13 at 100.00	Aaa	1,758,925
17,870	Total Texas			11,424,384

Nuveen Investments	43

Nuveen Select Tax-Free Income Portfolio 3 (continued)
NXR	Portfolio of Investments
March 31, 2013
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.9%
$5,465	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/36	6/17 at 38.77	A1	$1,750,276
	Virginia – 2.2%
1,000	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006, 5.000%, 10/01/35	6/13 at 100.00	BBB	1,025,640
1,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 8/01/13	No Opt. Call	AA+	1,016,640
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
500	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	573,785
1,510	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,629,124
4,010	Total Virginia			4,245,189
	Washington – 2.9%
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,100,860
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA	4,570,360
4,990	Total Washington			5,671,220
	Wisconsin – 1.5%
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,359,663
1,580	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	11/13 at 100.00	AA	1,624,240
2,830	Total Wisconsin			2,983,903
$264,530	Total Municipal Bonds (cost $173,998,923) – 98.0%			190,952,784

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0%
	Transportation – 0.0%
$82	Las Vegas Monorail Company, Senior Interest Bonds (5), (6)	5.500%	7/15/19	N/R	$20,502
25	Las Vegas Monorail Company, Senior Interest Bonds (5), (6)	3.000%	7/15/55	N/R	4,920
$107	Total Corporate Bonds (cost $0)				25,422
	Total Investments (cost $173,998,923)				190,978,206
	Other Assets Less Liabilities – 2.0%				3,941,479
	Net Assets – 100%				$194,919,685

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant accounting Policies, Investment Valuation for more information.

(6)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the federal bankruptcy court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an coupon rate of 5.500% maturing on July 15, 2019 and the second with an coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

44	Nuveen Investments

Nuveen California Select Tax-Free Income Portfolio
NXC	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.8%
$140	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	$136,591
940	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Revenue Bonds, Fresno County Tobacco Funding Corporation, Series 2002, 5.625%, 6/01/23	6/13 at 100.00	A3	942,707
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,065	5.750%, 6/01/47	6/17 at 100.00	B	1,024,913
1,885	5.125%, 6/01/47	6/17 at 100.00	B	1,656,236
1,095	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	1,002,965
5,125	Total Consumer Staples			4,763,412
	Education and Civic Organizations – 3.9%
3,000	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2008A, 5.625%, 4/01/37	4/18 at 100.00	Aa3	3,388,230
45	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	46,569
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
35	5.000%, 11/01/21	11/15 at 100.00	A2	37,979
45	5.000%, 11/01/25	11/15 at 100.00	A2	48,612
250	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	280,588
3,375	Total Education and Civic Organizations			3,801,978
	Health Care – 12.6%
235	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A+	257,924
2,550	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	2,834,121
1,500	California Statewide Community Development Authority, Insured Mortgage Hospital Revenue Bonds, Mission Community Hospital, Series 2001, 5.375%, 11/01/26	5/13 at 100.00	A	1,505,205
425	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	442,166
545	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	604,312
2,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 4.750%, 4/01/33	4/17 at 100.00	A+	2,127,440
1,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	1,062,550
540	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	624,834
1,100	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	1,194,391
670	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	816,489
800	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	951,304
11,365	Total Health Care			12,420,736

Nuveen Investments	45

Nuveen California Select Tax-Free Income Portfolio (continued)
NXC	Portfolio of Investments
 March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.8%
$375	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	$413,610
395	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	419,652
770	Total Housing/Multifamily			833,262
	Housing/Single Family – 0.0%
45	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	47,089
	Industrials – 1.2%
1,015	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB	1,142,646
	Tax Obligation/General – 39.6%
750	California State, General Obligation Bonds, Series 2004, 5.000%, 2/01/23	2/14 at 100.00	A1	779,453
1,650	California State, General Obligation Bonds, Various Purpose Series 2009, 5.500%, 11/01/39	11/19 at 100.00	A1	1,924,511
1,965	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A1	2,144,758
2,000	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 4/01/35	4/22 at 100.00	A1	2,285,860
6,225	Escondido Union High School District, San Diego County, California, General Obligation Refunding Bonds, Series 2009, 0.000%, 8/01/36 – AGM Insured	No Opt. Call	Aa2	2,084,255
	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A:
4,650	0.000%, 8/01/16 – NPFG Insured	No Opt. Call	Baa2	4,219,271
1,750	0.000%, 2/01/17 – NPFG Insured	No Opt. Call	Baa2	1,547,088
2,375	0.000%, 8/01/17 – NPFG Insured	No Opt. Call	Baa2	2,061,880
2,345	0.000%, 2/01/18 – NPFG Insured	No Opt. Call	Baa2	2,006,687
	Mountain View-Los Altos Union High School District, Santa Clara County, California, General Obligation Capital Appreciation Bonds, Series 1995C:
1,015	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aa1	971,081
1,080	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa1	1,009,098
	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A:
10,825	0.000%, 8/01/34	No Opt. Call	A+	3,758,981
3,250	0.000%, 8/01/35	No Opt. Call	A+	1,070,030
3,220	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – NPFG Insured	7/15 at 100.00	AA–	3,481,625
8,075	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	Aa2	1,623,237
1,500	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2003E, 5.250%, 7/01/24 – AGM Insured	7/13 at 101.00	AA– (4)	1,534,200
6,655	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/46	No Opt. Call	Aa2	1,327,872
2,565	Sunnyvale School District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/26 – AGM Insured	9/15 at 100.00	AA	2,809,008
4,250	West Hills Community College District, California, General Obligation Bonds, School Facilities	8/31 at 100.00	AA–	2,396,915
	Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured
66,145	Total Tax Obligation/General			39,035,810
	Tax Obligation/Limited – 25.8%
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	10/13 at 100.00	N/R	949,870
2,650	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Calipatria State Prison, Series 1991A, 6.500%, 9/01/17 – NPFG Insured	No Opt. Call	A2	2,952,842
1,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/23	6/14 at 100.00	A2	1,058,480

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	$1,836,360
120	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	N/R	123,752
360	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	363,182
2,000	Escondido Joint Powers Financing Authority, California, Lease Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	2,200,040
1,000	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/32 – AMBAC Insured	10/13 at 100.00	A	1,020,170
270	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/13 at 100.00	A–	271,760
250	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	258,483
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
55	5.000%, 9/01/26	9/16 at 100.00	N/R	56,796
130	5.125%, 9/01/36	9/16 at 100.00	N/R	132,838
215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	222,708
135	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	169,544
280	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Refunding, School District Pass-Through, Series 2004, 5.000%, 3/01/32 – RAAI Insured	3/14 at 100.00	N/R	280,792
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	3/18 at 100.00	A	1,157,290
50	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	58,310
1,300	Orange County, California, Special Tax Bonds, Community Facilities District 03-1 of Ladera Ranch, Series 2004A, 5.625%, 8/15/34	8/13 at 100.00	N/R	1,306,136
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
50	6.000%, 9/01/33	9/13 at 100.00	N/R	51,735
100	6.125%, 9/01/41	9/13 at 100.00	N/R	103,418
415	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	452,665
160	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	183,675
105	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	105,770
30	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	34,180
130	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%,8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	131,630
605	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	A	697,982
1,365	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,540,580
25	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	30,006
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
25	7.000%, 8/01/33	2/21 at 100.00	BBB	29,223
30	7.000%, 8/01/41	2/21 at 100.00	BBB	34,607

Nuveen Investments	47

Nuveen California Select Tax-Free Income Portfolio (continued)
NXC	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$615	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	BBB	$639,256
3,000	San Mateo County Transit District, California, Sales Tax Revenue Bonds, Series 2005A, 5.000%, 6/01/21 – NPFG Insured	6/15 at 100.00	AA	3,291,780
1,000	Santa Clara County Board of Education, California, Certificates of Participation, Series 2002, 5.000%, 4/01/25 – NPFG Insured	6/13 at 100.00	Baa2	1,000,710
1,000	Santa Clara Valley Transportation Authority, California, Sales Tax Revenue Bonds, Series 2007A, 5.000%, 4/01/36 – AMBAC Insured	4/17 at 100.00	AA+	1,121,150
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	44,473
1,000	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/26 – FGIC Insured	9/16 at 100.00	N/R	1,022,360
360	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	410,515
70	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	84,836
23,440	Total Tax Obligation/Limited			25,429,904
	Transportation – 1.2%
1,150	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35	7/13 at 100.00	BBB–	1,149,943
	U.S. Guaranteed – 1.7% (4)
800	California State, General Obligation Bonds, Series 2004, 5.125%, 2/01/27 (Pre-refunded 2/01/14)	2/14 at 100.00	AAA	833,208
225	California Statewide Community Development Authority, Hospital Revenue Bonds, Monterey Peninsula Hospital, Series 2003B, 5.250%, 6/01/18 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA– (4)	226,973
200	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	AA– (4)	202,496
100	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	110,877
225	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (4)	269,435
1,550	Total U.S. Guaranteed			1,642,989
	Utilities – 6.5%
1,000	Imperial Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.500%, 11/01/41	11/20 at 100.00	AA–	1,126,260
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	787,726
7,600	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/23	9/16 at 64.56	A	4,226,283
215	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	220,932
9,460	Total Utilities			6,361,201

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 3.0%
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012:
$535	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	$548,311
1,000	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,018,400
150	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	162,828
250	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	275,665
1,000	Woodbridge Irrigation District, California, Certificates of Participation, Water Systems Project, Series 2003, 5.625%, 7/01/43	7/13 at 100.00	A+	1,003,370
2,935	Total Water and Sewer			3,008,574
$126,375	Total Investments (cost $90,298,415) – 101.1%			99,637,544
	Floating Rate Obligations – (1.6)%			(1,540,000)
	Other Assets Less Liabilities – 0.5%			497,331
	Net Assets – 100%			$98,594,875

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen New York Select Tax-Free Income Portfolio
NXN	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.2%
$100	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$104,356
	Consumer Staples – 1.5%
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
350	4.750%, 6/01/22	6/16 at 100.00	BBB	352,335
540	5.000%, 6/01/26	6/16 at 100.00	BB–	533,806
890	Total Consumer Staples			886,141
	Education and Civic Organizations – 14.4%
100	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	104,471
165	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	161,611
280	Buffalo and Erie County Industrial Land Development Corporation, New York, Tax-Exempt Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	BBB–	328,423
30	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	31,084
430	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	441,571
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	N/R	1,136,710
50	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	53,830
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	1,151,810
120	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa1	132,582
815	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Baa1	848,863
100	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	106,799
2,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41	7/21 at 100.00	AA–	2,215,720
100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	102,325
100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB+	104,599
430	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	430,262
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
590	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	595,817
300	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	BBB	305,433
65	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	68,978
7,675	Total Education and Civic Organizations			8,320,888

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Financials – 0.9%
$435	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	$527,455
	Health Care – 8.4%
1,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	1,079,740
450	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	N/R	476,982
500	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	534,270
100	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A2	109,846
125	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.250%, 12/01/37	12/18 at 100.00	Ba1	138,343
950	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006-1, 5.000%, 7/01/35	7/16 at 100.00	AA	1,041,020
365	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	390,302
750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	876,285
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
100	5.250%, 2/01/27	2/17 at 100.00	BBB–	102,022
90	5.500%, 2/01/32	2/17 at 100.00	BBB–	92,196
4,430	Total Health Care			4,841,006
	Housing/Multifamily – 2.5%
915	New Hartford-Sunset Woods Funding Corporation, New York, FHA-Insured Mortgage Revenue Bonds, Sunset Woods Apartments II Project, Series 2002, 5.350%, 2/01/20	8/14 at 100.00	AA+	928,139
250	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	255,150
275	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	288,255
1,440	Total Housing/Multifamily			1,471,544
	Housing/Single Family – 4.1%
2,365	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-First Series A, 5.300%, 10/01/31 (Alternative Minimum Tax)	10/13 at 100.00	Aaa	2,367,814
	Long-Term Care – 5.4%
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Ba3	97,805
50	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	46,597
1,600	East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue Refunding Bonds, Jewish Home of Rochester, Series 2002, 4.625%, 2/15/17	8/13 at 100.50	AAA	1,620,720
1,000	East Rochester Housing Authority, New York, Revenue Bonds, GNMA/FHA-Secured Revenue Bonds, St. Mary’s Residence Project, Series 2002A, 5.375%, 12/20/22	12/15 at 100.00	N/R	1,032,180
25	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.500%, 7/01/18	7/16 at 100.00	N/R	24,572
275	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.500%, 7/01/18	7/16 at 101.00	N/R	270,292
3,050	Total Long-Term Care			3,092,166

Nuveen Investments	51

Nuveen New York Select Tax-Free Income Portfolio (continued)
NXN	Portfolio of Investments
March 31, 2013
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 0.2%
$90	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)	12/13 at 100.00	BBB	$92,399
	Tax Obligation/General – 6.1%
1,260	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D, 5.125%, 12/01/25	12/17 at 100.00	AA	1,475,082
10	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16	8/14 at 100.00	AA	10,680
200	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	217,430
1,000	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25	6/16 at 100.00	AA	1,124,820
600	Yonkers, New York, General Obligation Bonds, Series 2011A, 5.000%, 10/01/24 – AGM Insured	10/21 at 100.00	AA–	689,862
3,070	Total Tax Obligation/General			3,517,874
	Tax Obligation/Limited – 29.8%
600	Battery Park City Authority, New York, Lease Revenue Bonds, Senior Lien Series 2003A, 5.000%, 11/01/23	11/13 at 100.00	AAA	616,800
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	2,345,380
1,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	1,596,000
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
250	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	267,390
200	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	213,782
1,225	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	1,303,951
600	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	672,306
10	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 – FGIC Insured	6/13 at 100.00	AAA	10,040
550	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	633,463
535	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Tender Option Bond Trust 3545, 13.763%, 5/01/32 (IF)	5/19 at 100.00	AAA	756,859
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, SubSeries 2011D-1, 5.250%, 2/01/30	2/21 at 100.00	AAA	1,177,160
775	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	900,093
250	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2004A, 5.000%, 4/01/21 – NPFG Insured	4/14 at 100.00	AA	260,570
425	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	485,482
570	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB), (4)	No Opt. Call	AA	718,029
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
1,000	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	1,008,630
250	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	252,150
500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–	504,625
1,050	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2011A, 5.000%, 3/15/29	3/21 at 100.00	AAA	1,206,996
1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.825%, 3/15/37 (IF), (4)	3/17 at 100.00	AAA	1,349,280
4,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	AA–	908,960
18,290	Total Tax Obligation/Limited			17,187,946

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 10.0%
$500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/15 – FGIC Insured	No Opt. Call	A	$557,720
250	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	275,075
100	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA–	107,964
1,050	New York State Thruway Authority, General Revenue Bonds, Series 2012I, 5.000%, 1/01/42	1/22 at 100.00	A+	1,154,150
105	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	113,594
120	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2007, Tender Option Bond Trust 2920, 17.812%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	183,830
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
290	6.500%, 12/01/28	12/15 at 100.00	BBB–	320,140
215	6.000%, 12/01/36	12/20 at 100.00	BBB–	251,838
5,800	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2012B, 0.000%, 11/15/32	No Opt. Call	AA–	2,809,346
8,430	Total Transportation			5,773,657
	U.S. Guaranteed – 4.7% (5)
630	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	702,721
670	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	AA (5)	678,234
500	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A, 5.500%, 7/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Baa1 (5)	506,725
500	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	AA– (5)	530,030
290	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16 (Pre-refunded 8/15/14)	8/14 at 100.00	Aa2 (5)	310,033
2,590	Total U.S. Guaranteed			2,727,743
	Utilities – 6.8%
550	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	613,250
35	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	38,551
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
570	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	631,879
430	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	475,554
1,025	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.700%, 4/01/30	4/19 at 100.00	A	1,214,912
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A	434,168
480	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	494,765
3,490	Total Utilities			3,903,079

Nuveen Investments	53

Nuveen New York Select Tax-Free Income Portfolio (continued)
NXN	Portfolio of Investments
March 31, 2013
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 4.2%
$275	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.925%, 6/15/32 (IF)	6/18 at 100.00	AA+	$396,781
1,840	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Series 2006A, 4.750%, 6/15/29	6/16 at 100.00	AAA	2,030,938
2,115	Total Water and Sewer			2,427,719
$58,460	Total Investments (cost $53,559,069) – 99.2%			57,241,787
	Floating Rate Obligations – (1.7)%			(1,005,000)
	Other Assets Less Liabilities – 2.5%			1,446,787
	Net Assets – 100%			$57,683,574

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of
Assets & Liabilities
March 31, 2013

	Select Tax-Free (NXP	)	Select Tax-Free 2 (NXQ	)	Select Tax-Free 3 (NXR	)	California Select Tax- Free (NXC	)	New York Select Tax- Free (NXN	)
Assets
Investments, at value (cost $222,826,011, $230,746,997, $173,998,923 $90,298,415 and $53,559,069, respectively)	$247,216,875		$249,467,223		$190,978,206		$99,637,544		$57,241,787
Cash	158,185		2,646,504		2,569,422		92,763		168,463
Receivables:
Interest	2,682,529		2,957,429		2,124,916		1,123,756		752,903
Investments sold	—		1,635,090		—		825,000		757,328
Other assets	51,354		53,542		41,120		23,568		17,160
Total assets	250,108,943		256,759,788		195,713,664		101,702,631		58,937,641
Liabilities
Floating rate obligations	—		1,000,000		—		1,540,000		1,005,000
Payables:
Dividends	806,006		881,603		651,135		318,902		193,992
Investments purchased	—		—		—		1,163,718		—
Accrued expenses:
Management fees	44,706		56,380		43,526		22,389		13,103
Trustees fees	45,612		47,806		35,173		17,292		10,714
Other	78,220		79,952		64,145		45,455		31,258
Total liabilities	974,544		2,065,741		793,979		3,107,756		1,254,067
Net assets	$249,134,399		$254,694,047		$194,919,685		$98,594,875		$57,683,574
Shares outstanding	16,570,310		17,713,727		13,045,560		6,272,729		3,923,348
Net asset value per share outstanding	$15.03		$14.38		$14.94		$15.72		$14.70
Net assets consist of:
Shares, $.01 par value per share	$165,703		$177,137		$130,456		$62,727		$39,233
Paid-in surplus	230,367,741		247,159,308		179,537,064		87,352,066		53,833,856
Undistributed (Over-distribution of)net investment income	1,268,228		920,112		991,233		282,244		111,637
Accumulated net realized gain (loss)	(7,058,137)		(12,282,736)		(2,718,351)		1,558,709		16,130
Net unrealized appreciation (depreciation)	24,390,864		18,720,226		16,979,283		9,339,129		3,682,718
Net assets	$249,134,399		$254,694,047		$194,919,685		$98,594,875		$57,683,574
Authorized shares	Unlimited		Unlimited		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of
Operations
Year Ended March 31, 2013

	Select Tax-Free (NXP	)	Select Tax-Free 2 (NXQ	)	Select Tax-Free 3 (NXR	)	California Select Tax-Free (NXC	)	New York Select Tax-Free (NXN	)
Investment Income	$12,195,602		$12,308,186		$9,264,317		$4,689,021		$2,713,010
Expenses
Management fees	529,197		664,631		513,865		263,096		156,871
Shareholder servicing agent fees and expenses	20,514		18,965		15,629		5,704		5,112
Interest expense on floating rate obligations	—		7,292		—		8,995		4,460
Custodian fees and expenses	38,384		39,724		29,521		21,013		15,790
Trustees fees and expenses	7,309		7,435		5,748		2,786		1,733
Professional fees	27,289		27,483		25,153		21,307		19,784
Shareholder reporting expenses	23,728		25,152		14,241		7,745		1,153
Stock exchange listing fees	8,546		8,488		8,497		8,473		8,477
Investor relations expenses	28,242		29,187		21,458		9,743		6,483
Other expenses	13,291		13,952		11,599		8,304		7,212
Total expenses	696,500		842,309		645,711		357,166		227,075
Net investment income (loss)	11,499,102		11,465,877		8,618,606		4,331,855		2,485,935
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	520,500		443,542		315,072		2,271,936		55,939
Change in net unrealized appreciation (depreciation) of investments	7,403,576		8,010,449		6,333,666		1,748,172		652,675
Net realized and unrealized gain (loss)	7,924,076		8,453,991		6,648,738		4,020,108		708,614
Net increase (decrease) in net assets from operations	$19,423,178		$19,919,868		$15,267,344		$8,351,963		$3,194,549

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of
Changes in Net Assets

	Select Tax-Free (NXP)		Select Tax-Free 2 (NXQ)		Select Tax-Free 3 (NXR)
	Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/13	Year Ended 3/31/12
Operations
Net investment income (loss)	$11,499,102	$12,041,194	$11,465,877	$11,722,663	$8,618,606	$8,989,157
Net realized gain (loss) from investments	520,500	(7,139,651)	443,542	(10,714,709)	315,072	(2,503,311)
Change in net unrealized appreciation (depreciation) of investments	7,403,576	22,982,613	8,010,449	27,951,803	6,333,666	14,571,245
Net increase (decrease) in net assets from operations	19,423,178	27,884,156	19,919,868	28,959,757	15,267,344	21,057,091
Distributions to Shareholders
From net investment income	(11,443,792)	(11,856,344)	(11,196,253)	(11,255,497)	(8,586,309)	(8,498,394)
From accumulated net realized gains	—	—	—	—	—	(560,019)
Decrease in net assets from distributions to shareholders	(11,443,792)	(11,856,344)	(11,196,253)	(11,255,497)	(8,586,309)	(9,058,413)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	463,628	395,626	186,345	64,229	228,701	165,224
Net increase (decrease) in net assets from capital share transactions	463,628	395,626	186,345	64,229	228,701	165,224
Net increase (decrease) in net assets	8,443,014	16,423,438	8,909,960	17,768,489	6,909,736	12,163,902
Net assets at the beginning of period	240,691,385	224,267,947	245,784,087	228,015,598	188,009,949	175,846,047
Net assets at the end of period	$249,134,399	$240,691,385	$254,694,047	$245,784,087	$194,919,685	$188,009,949
Undistributed (Over-distribution of) net investment income at the end of period	$1,268,228	$1,220,790	$920,112	$682,226	$991,233	$972,368

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of
Changes in Net Assets (continued)

	California Select Tax-Free (NXC)		New York Select Tax-Free (NXN)
	Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/13	Year Ended 3/31/12
Operations
Net investment income (loss)	$4,331,855	$4,370,484	$2,485,935	$2,583,551
Net realized gain (loss) from investments	2,271,936	(403,104)	55,939	279,185
Change in net unrealized appreciation (depreciation) of investments	1,748,172	10,548,676	652,675	3,092,158
Net increase (decrease) in net assets from operations	8,351,963	14,516,056	3,194,549	5,954,894
Distributions to Shareholders
From net investment income	(4,288,796)	(4,268,024)	(2,555,601)	(2,498,852)
From accumulated net realized gains	—	—	(217,215)	—
Decrease in net assets from distributions to shareholders	(4,288,796)	(4,268,024)	(2,772,816)	(2,498,852)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	84,643	—	91,698	8,959
Net increase (decrease) in net assets from capital share transactions	84,643	—	91,698	8,959
Net increase (decrease) in net assets	4,147,810	10,248,032	513,431	3,465,001
Net assets at the beginning of period	94,447,065	84,199,033	57,170,143	53,705,142
Net assets at the end of period	$98,594,875	$94,447,065	$57,683,574	$57,170,143
Undistributed (Over-distribution of) net investment income at the end of period	$282,244	$239,192	$111,637	$185,169

See accompanying notes to financial statements.

58	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	59

Financial
Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Ending Market Value
Select Tax-Free (NXP)
Year Ended 3/31:
2013	$14.55	$.69		$.48	$1.17	$(.69)	—	$(.69)	$15.03	$14.63
2012	13.58	.73		.96	1.69	(.72)	—	(.72)	14.55	14.57
2011	14.19	.71		(.61)	.10	(.71)	—	(.71)	13.58	13.25
2010	13.52	.73		.66	1.39	(.72)	—	(.72)	14.19	14.74
2009	14.30	.71		(.81)	(.10)	(.68)	—	(.68)	13.52	13.67

Select Tax-Free 2 (NXQ)
Year Ended 3/31:
2013	13.89	.65		.47	1.12	(.63)	—	(.63)	14.38	13.99
2012	12.89	.66		.98	1.64	(.64)	—	(.64)	13.89	13.63
2011	13.53	.64		(.61)	.03	(.67)	—	(.67)	12.89	12.40
2010	12.63	.68		.89	1.57	(.67)	—	(.67)	13.53	13.81
2009	13.93	.67		(1.30)	(.63)	(.67)	—	(.67)	12.63	13.14

60	Nuveen Investments

		Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets
Based on Market Value (a)	Based on Net Asset Value (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss	)	Portfolio Turnover Rate

5.14%	8.16%	$249,134.28%			4.64%		24%
15.72	12.72		240,691.31		5.18		19
(5.40)	.69		224,268.32		5.05		6
13.45	10.45		233,869.32		5.20		3
.89	(.65)		222,114.33		5.12		11

7.29	8.20		254,694.33		4.54		19
15.32	12.97		245,784.35		4.94		20
(5.56)	.13		228,016.39		4.81		6
10.45	12.62		239,100.37		5.12		4
.24	(4.63)		222,771.39		5.08		6

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities, as follows:

Select Tax-Free (NXP)
Year Ended 3/31:
2013	—%
2012	—
2011	—
2010	—
2009	—

*	Rounds to less than .01%.

Select Tax-Free 2 (NXQ)
Year Ended 3/31:
2013	—	%*
2012	—	*
2011	—
2010	—
2009	.01

See accompanying notes to financial statements.

Nuveen Investments	61

Financial
Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Ending Net Asset Value	Ending Market Value
Select Tax-Free 3 (NXR)
Year Ended 3/31:
2013	$14.43	$.66	$.51	$1.17	$(.66)	$—		$(.66)	$14.94	$14.48
2012	13.51	.69	.92	1.61	(.65)	(.04)		(.69)	14.43	14.34
2011	14.06	.66	(.57)	.09	(.64)	—	*	(.64)	13.51	13.03
2010	13.38	.67	.65	1.32	(.64)	—	*	(.64)	14.06	14.22
2009	13.98	.66	(.62)	.04	(.64)	—		(.64)	13.38	13.57

California Select Tax-Free (NXC)
Year Ended 3/31:
2013	15.07	.69	.64	1.33	(.68)	—		(.68)	15.72	15.07
2012	13.43	.70	1.62	2.32	(.68)	—		(.68)	15.07	14.80
2011	13.97	.68	(.55)	.13	(.67)	—		(.67)	13.43	12.59
2010	13.24	.67	.73	1.40	(.67)	—		(.67)	13.97	13.08
2009	14.09	.66	(.84)	(.18)	(.67)	—		(.67)	13.24	12.00

62	Nuveen Investments

		Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets
Based on Market Value (a)	Based on Net Asset Value (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss	)	Portfolio Turnover Rate

5.54%	8.20%	$194,920.33%			4.45%		28%
15.69	12.23		188,010.38		4.94		16
(3.98)	.62		175,846.37		4.75		4
9.70	10.05		182,779.38		4.81		3
3.51	.34		173,678.39		4.83		5

6.43	8.98		98,595.37		4.44		19
23.56	17.64		94,447.42		4.87		11
1.18	.83		84,199.38		4.89		8
14.71	10.71		87,548.41		4.87		4
(10.34)	(1.30)		82,953.43		4.85		12

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

.
Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities, as follows:

Select Tax-Free 3 (NXR)
Year Ended 3/31:
2013	—%
2012	—
2011	—
2010	—
2009	—

*	Rounds to less than $.01 per share.

California Select Tax-Free (NXC)
Year Ended 3/31:
2013	.01%
2012	.01
2011	.01
2010	.02
2009	.02

See accompanying notes to financial statements.

Nuveen Investments	63

Financial
Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions From
	Beginning Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	Accumulated Net Realized Gains	Total	Ending Net Asset Value	Ending Market Value
New York Select Tax-Free (NXN)
Year Ended 3/31:
2013	$14.59	$.63		$.19	$.82	$(.65)	$(.06)	$(.71)	$14.70	$14.87
2012	13.71	.66		.86	1.52	(.64)	—	(.64)	14.59	14.10
2011	14.06	.64		(.38)	.26	(.61)	—	(.61)	13.71	13.06
2010	13.37	.62		.68	1.30	(.61)	—	(.61)	14.06	13.80
2009	13.79	.62		(.43)	.19	(.61)	—	(.61)	13.37	13.08

64	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets
Based on Market Value (a)	Based on Net Asset Value	(a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss	)	Portfolio Turnover Rate

10.60%	5.66%		$57,684.39%			4.27%		23%
13.05	11.25		57,170.50			4.62		19
(1.08)	1.84		53,705.41			4.55		3
10.31	9.89		55,007.44			4.50		1
(.57)	1.47		52,268.47			4.57		1

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities, as follows:

New York Select Tax-Free (NXN)
Year Ended 3/31:
2013	.01%
2012	.01
2011	.01
2010	.02
2009	.02

See accompanying notes to financial statements.

Nuveen Investments	65

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3 (NXR), Nuveen California Select Tax-Free Income Portfolio (NXC) and Nuveen New York Select Tax-Free Income Portfolio (NXN) (each a “Fund” and collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware Corporation to a Delaware Limited Liability Company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund seeks to provide current income and stable dividends, exempt from regular federal and designated state income taxes, where applicable, consistent with the preservation of capital by investing primarily in a portfolio of municipal obligations.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds and other fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian

66	Nuveen Investments

to earmark securities in the Funds’ portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2013, there were no outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended March 31, 2013, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances,

Nuveen Investments	67

Notes to
Financial Statements (continued)

for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of March 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by the externally-deposited Recourse Trusts was as follows:

	Select Tax-Free (NXP	)	Select Tax-Free 2 (NXQ	)	Select Tax-Free 3 (NXR	)	California Select Tax-Free (NXC	)	New York Select Tax-Free (NXN	)
Maximum exposure to Recourse Trusts	$—		$—		$—		$—		$2,000,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended March 31, 2013, were as follows:

	Select Tax-Free 2 (NXQ	)	California Select Tax-Free (NXC	)	New York Select Tax-Free (NXN	)
Average floating rate obligations outstanding	$1,000,000		$1,540,000		$1,005,000
Average annual interest rate and fees	.73%		.58%		.44%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended March 31, 2013.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Shelf Offerings and Shelf Offering Costs
During the current reporting period, the following Funds each filed initial registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue additional shares through equity shelf programs (“Shelf Offerings”), which are not yet effective.

Additional shares to be issued through each Fund’s Shelf Offering are as follows:

Fund	Additional Shares
Select Tax-Free (NXP)	1,600,000
Select Tax-Free 2 (NXQ)	1,700,000
Select Tax-Free 3 (NXR)	1,300,000

68	Nuveen Investments

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s net asset value (“NAV”) per share.

Costs incurred by the Funds in connection with their initial Shelf Offerings are recorded as a deferred charge, which will be amortized over the period such additional shares are sold not to exceed the one-year life of the Shelf Offering period. Ongoing Shelf Offering costs, and any additional costs the Funds may incur in connection with the Shelf Offerings are expensed as incurred.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Select Tax-Free (NXP)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$247,159,192	$—	$247,159,192
Corporate Bonds	—	—	57,683	57,683
Total	$—	$247,159,192	$57,683	$247,216,875

Select Tax-Free 2 (NXQ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$249,377,006	$—	$249,377,006
Corporate Bonds	—	—	90,217	90,217
Total	$—	$249,377,006	$90,217	$249,467,223

Select Tax-Free 3 (NXR)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$190,952,784	$—	$190,952,784
Corporate Bonds	—	—	25,422	25,422
Total	$—	$190,952,784	$25,422	$190,978,206

California Select Tax-Free (NXC)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$99,637,544	$—	$99,637,544

*	Refer to the Fund’s Portfolio of Investments for industry/state classifications.

Nuveen Investments	69

Notes to
Financial Statements (continued)

New York Select Tax-Free (NXN)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$57,241,787	$—	$57,241,787

*	Refer to the Fund’s Portfolio of Investments for industry/state classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended March 31, 2013.

4. Fund Shares
Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding shares.

Transactions in shares were as follows:

	Select Tax-Free (NXP)		Select Tax-Free 2 (NXQ)		Select Tax-Free 3 (NXR)
	Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/13	Year Ended 3/31/12
Shares issued to shareholders due to reinvestment of distributions	30,980	27,913	13,014	4,774	15,386	11,716

			California Select Tax-Free (NXC)		New York Select Tax-Free (NXN)
			Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/13	Year Ended 3/31/12
Shares issued to shareholders due to reinvestment of distributions			5,438	—	6,149	607

70	Nuveen Investments

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended March 31, 2013, were as follows:

	Select Tax-Free (NXP	)	Select Tax-Free 2 (NXQ	)	Select Tax-Free 3 (NXR	)	California Select Tax-Free (NXC	)	New York Select Tax-Free (NXN	)
Purchases	$59,496,617		$47,025,493		$54,346,650		$19,822,726		$13,214,916
Sales and maturities	58,176,650		49,313,199		52,224,225		18,690,393		13,194,695

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of March 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Select Tax-Free (NXP	)	Select Tax-Free 2 (NXQ	)	Select Tax-Free 3 (NXR	)	California Select Tax-Free (NXC	)	New York Select Tax-Free (NXN	)
Cost of investments	$221,931,274		$229,185,249		$173,299,650		$88,734,235		$52,544,396
Gross unrealized:
Appreciation	$25,462,588		$19,755,541		$17,941,998		$9,710,176		$3,880,425
Depreciation	(176,987)		(473,567)		(263,442)		(352,009)		(184,560)
Net unrealized appreciation (depreciation) of investments	$25,285,601		$19,281,974		$17,678,556		$9,358,167		$3,695,865

Permanent differences, primarily due to federal taxes paid and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2013, the Funds’ tax year end, as follows:

	Select Tax-Free (NXP	)	Select Tax-Free 2 (NXQ	)	Select Tax-Free 3 (NXR	)	California Select Tax-Free (NXC	)	New York Select Tax-Free (NXN )
Paid-in-surplus	$6,304		$21,349		$349		$—		$(6,147)
Undistributed (Over-distribution of) net investment income	(7,871)		(31,737)		(13,432)		(7)		(3,866)
Accumulated net realized gain (loss)	1,567		10,388		13,083		7		10,013

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2013, the Funds’ tax year end, were as follows:

	Select Tax-Free (NXP	)	Select Tax-Free 2 (NXQ	)	Select Tax-Free 3 (NXR	)	California Select Tax-Free (NXC	)	New York Select Tax-Free (NXN	)
Undistributed net tax-exempt income1	$1,243,432		$1,288,337		$976,853		$620,749		$303,118
Undistributed net ordinary income2	—		—		—		—		1,353
Undistributed net long-term capital gains	—		—		—		1,558,707		16,129

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2013, paid on April 1, 2013.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	71

Notes to
Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended March 31, 2013 and March 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Select Tax-Free (NXP	)	Select Tax-Free 2 (NXQ	)	Select Tax-Free 3 (NXR	)	California Select Tax-Free (NXC	)	New York Select Tax-Free (NXN	)
Distributions from net tax-exempt income3	$11,324,975		$11,155,080		$8,604,761		$4,288,487		$2,563,112
Distributions from net ordinary income2	232,966		40,490		13,316		—		—
Distributions from net long-term capital gains4	—		—		—		—		217,215
2012	Select Tax-Free (NXP	)	Select Tax-Free 2 (NXQ	)	Select Tax-Free 3 (NXR	)	California Select Tax-Free (NXC	)	New York Select Tax-Free (NXN	)
Distributions from net tax-exempt income	$11,795,179		$11,308,334		$8,418,313		$4,258,623		$2,485,111
Distributions from net ordinary income2	59,504		—		60,476		—		—
Distributions from net long-term capital gains	—		—		559,452		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2013, as Exempt Interest Dividends.
4
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2013.

As of March 31, 2013, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term:

	Select Tax-Free (NXP	)	Select Tax-Free 2 (NXQ	)	Select Tax-Free 3 (NXR	)
Expiration:
March 31, 2015	$260,316		$862,250		$—
March 31, 2016	—		7,597		—
March 31, 2017	—		400,800		—
March 31, 2019	—		335,742		—
Not subject to expiration:
Short-term losses:	—		—		—
Long-term losses:	6,797,823		10,676,349		2,718,349
Total	$7,058,139		$12,282,738		$2,718,349

During the Funds’ tax year ended March 31, 2013, the following Fund utilized its capital loss carryforwards as follows:

	California Select Tax-Free (NXC	)
Utilized capital loss carryforwards	$459,219

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

72	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

			Select Tax-Free 2 (NXQ	)
			Select Tax-Free 3 (NXR	)
			California Select Tax-Free (NXC	)
	Select Tax-Free (NXP	)	New York Select Tax-Free (NXN	)
Average Daily Managed Assets*	Fund-Level Fee Rate		Fund-Level Fee Rate
For the first $125 million	.0500%		.1000%
For the next $125 million	.0375		.0875
For the next $250 million	.0250		.0750
For the next $500 million	.0125		.0625

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2013, the complex-level fee rate for each of these Funds was .1668%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements
Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	73

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to,  Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds,  their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, umanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	204

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.	204

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
204

■	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company; (2007-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
204

■	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member of two Miller Valentine real estate LLC companies; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	204

74	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	204

■	CAROLE E. STONE 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	204

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	204

■	TERENCE J. TOTH 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					204

Interested Board Member:

■	JOHN P. AMBOIAN(2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	204

Nuveen Investments	75

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					204

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	103

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	204

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	204

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	204

76	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					204

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	204

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	204

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					204

Nuveen Investments	77

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	204

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

78	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	79

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

80	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage (see leverage) effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Nuveen Investments	81

Glossary of Terms
Used in this Report (continued)

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Lipper California Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper New York Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

82	Nuveen Investments

■
S&P Municipal Bond New York Index: An unleveraged, market value weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a Fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a Fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	83

Notes

84	Nuveen Investments

Notes

Nuveen Investments	85

Notes

86	Nuveen Investments

Additional Fund Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
 (800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	87

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef
EAN-B-0313D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Select Tax-Free Income Portfolio 3

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
March 31, 2013	$19,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2012	$16,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2013	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2012	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2013	$ 0	$ 0	$ 0	$ 0
March 31, 2012	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Thomas Spalding	Nuveen Select Tax-Free Income Portfolio 3

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Thomas Spalding	Registered Investment Company	15	$9.097 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	5	$20.345 million
*	Assets are as of March 31, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profit interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of March 31, 2013 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Thomas Spalding	Nuveen Select Tax-Free Income Portfolio 3	$0	$500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Senior Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987.  Currently, he manages investments for 16 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Tax-Free Income Portfolio 3

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: June 7, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 7, 2013